Exhibit 10.23

Argos Therapeutics, Inc.	Contract No. HHSN266200600019C

Confidential Materials omitted and filed separately with the Securities and

Exchange Commission. Asterisks denote omissions.

PART I - THE SCHEDULE

SECTION A - SOLICITATION/CONTRACT FORM

	1. THIS CONTRACT IS A RATED ORDER		RATING	PAGE OF PAGES
AWARD/CONTRACT	UNDER DPAS (15 CFR 350)	▶	N/A	1	39
2. CONTRACT (Proc. Inst. blank) NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQUEST/PROJECT BO.
HHSN266200600019C	09/30/2006
5. ISSUED BY CODE		6. ADMINISTERED BY (If other than Item 6) CODE		N/A
National Institutes of Health National Institutes of Allergy and Infectious Diseases DEA, Contract Management Program 6700-B Rockledge Dr., Room 3214, MSC 7612 Bethesda, Maryland 20892-7612			OMB Approval No. 2700-0042
ADB NUMBER N01-AI-60019
RFP NIH-NIAID-06-19

7. NAME AND ADDRESS OF CONTRACTOR (No. street, county, state and Zip Code)		8. DELIVERY
		☐ FOB ORIGIN	☒ OTHER (see below)
Argos Therapeutics, Inc. 4233 Technology Drive Durham, North Carolina 27704			FOB Destination
9. DISCOUNT FOR PROMPT PAYMENT
N/A

		10. SUBMIT INVOICES	ITEM
OMB Approval 2700-0042
CODE	FACILITY CODE	ADDRESS SHOWN IN	ARTICLE G.3

11. SHIP TO MARK FOR	CODE	N/A	12. PAYMENT WILL BE MADE BY		CODE	N/A

SECTION D and SECTION F			See ARTICLE G.3.
13. AUTHORITY FOR USING OTHER FULL AND OPEN COMPETITION			14. ACCOUNTING AND APPROPRIATION DATA
☐ 10 U.S.C. 2304(c) ( )	☐ 41 U.S.C. 253(c) ( )		EIN 1-56-211007-A1 SOCC 25.55 CAN 6-8467038 $[**]
15A. ITEM NO.	15B. SUPPLIES/SERVICES		15C. QUANTITY	15D. UNIT	15E. UNIT PRICE		15F. AMOUNT
Title: HIV Vaccine Design and Development Teams (HVDDT) Period: September 30, 2006 through September 29, 2011 Principal Investigator: Charles Nicolette, Ph.D.					FY 2006		[**]
					FY 2007		[**]
					FY 2008		[**]
					FY 2009		[**]
					FY 2010		[**]
15G. TOTAL AMOUNT OF CONTRACT ▶							$ 21,325,093

16. TABLE OF CONTENTS
(✓)	SEC.	DESCRIPTION	PAGE(S)	(✓)	SEC.	DESCRIPTION	PAGE(S)
PART I – THE SCHEDULE				PART II – CONTRACT CLAUSES
☒	A	SOLICITATION/CONTRACT FORM	1	☒	I	CONTRACT CLAUSES	30
☒	B	SUPPLIES OR SERVICES AND PRICE/COST	4	PART III – LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
☒	C	DESCRIPTION/SPECS/WORK STATEMENT	9	☒	J	LIST OF ATTACHMENTS	38
☒	D	PACKAGING AND MARKING	14	PART IV – REPRESENTATIONS AND INSTRUCTIONS
☒	E	INSPECTION AND ACCEPTANCE	14	☒	K	REPRESENTATIONS, CERTIFICATIONS	38
☒	F	DELIVERIES OR PERFORMANCE	14			AND OTHER STATEMENTS OF OFFERORS
☒	G	CONTRACT ADMINISTRATION DATA	16	☐	L	INSTRS., CONDS., AND NOTICES TO OFFERORS
☒	H	SPECIAL CONTRACT REQUIREMENTS	19	☐	M	EVALUATION FACTORS FOR AWARD

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
17. ☒ CONTRACTOR’S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return 2 copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications as are attached or incorporated by reference herein. (Attachments are listed herein.)		18. ☐ AWARD (Contractor is not required to sign this document) Your offer on solicitation Number , including the additions or changes made by you which additions or changes are set forth above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract, which consists of the following documents: (a) the Government’s solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.
19A. NAME AND TITLE OF SIGNER (Type or print)		20A. NAME OF CONTRACTING OFFICER
Jeff Abbey, Vice President Business Devel.		Eileen Webster-Cissel
Contracting Officer, Office of Acquisitions, NIAID
19B. NAME OF CONTRACTOR	19C. DATE SIGNED	20B. UNITED STATES OF AMERICA	20C. DATE SIGNED

/s/ Jeff Abbey	9/28/06	BY /s/ Eileen Webster Cissel	9/28/06
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8069	26-107	STANDARD FORM 26 (REV 485)
PREVIOUS EDITION UNUSUABLE	Computer Generated	Prescribed by GSA
FAR (48 CFR) 53.214(a)

Argos Therapeutics, Inc.	Contract No. HHSN266200600019C

DETAILED TABLE OF CONTRACT CONTENTS

PART I - THE SCHEDULE		1
SECTION A - SOLICITATION/CONTRACT FORM		1
SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS		4
ARTICLE B.1	BRIEF DESCRIPTION OF SUPPLIES OR SERVICES	4
ARTICLE B.2	ESTIMATED COST AND FIXED FEE	4
ARTICLE B.3	PROVISIONS APPLICABLE TO DIRECT COSTS	5
ARTICLE B.4	ADVANCE UNDERSTANDINGS	6
SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT		9
ARTICLE C.1	STATEMENT OF WORK	9
ARTICLE C.2	REPORTING REQUIREMENTS	9
ARTICLE C.3	INVENTION REPORTING REQUIREMENT	13
SECTION D - PACKAGING, MARKING AND SHIPPING		14
SECTION E - INSPECTION AND ACCEPTANCE		14
SECTION F - DELIVERIES OR PERFORMANCE		14
ARTICLE F.1	DELIVERIES	14
ARTICLE F.2	CLAUSES INCORPORATED BY REFERENCE, FAR 52.252-2 (FEBRUARY 1998)	15
SECTION G - CONTRACT ADMINISTRATION DATA		16
ARTICLE G.1	PROJECT OFFICER	16
ARTICLE G.2	KEY PERSONNEL	16
ARTICLE G.3	INVOICE SUBMISSION/CONTRACT FINANCING REQUEST AND CONTRACT FINANCIAL REPORT	17
ARTICLE G.4	INDIRECT COST RATES	18
ARTICLE G.5	GOVERNMENT PROPERTY	18
ARTICLE G.6	POST AWARD EVALUATION OF CONTRACTOR PERFORMANCE	19
SECTION H - SPECIAL CONTRACT REQUIREMENTS		19
ARTICLE H.1.	HUMAN SUBJECTS	19
ARTICLE H.2.	REQUIRED EDUCATION IN THE PROTECTION OF HUMAN RESEARCH PARTICIPANTS	20
ARTICLE H.3.	DATA AND SAFETY MONITORING IN CLINICAL TRIALS	20
ARTICLE H.4.	HUMAN MATERIALS (ASSURANCE OF OHRP COMPLIANCE)	21
ARTICLE H.5.	RESEARCH INVOLVING RECOMBINANT DNA MOLECULES (Including Human Gene Transfer Research)	21
ARTICLE H.6.	CONTINUED BAN ON FUNDING OF HUMAN EMBRYO RESEARCH	22
ARTICLE H.7.	NEEDLE EXCHANGE	22
ARTICLE H.8.	PRIVACY ACT	23
ARTICLE H.9.	OMB CLEARANCE	23
ARTICLE H.10.	SALARY RATE LIMITATION LEGISLATION PROVISIONS	23
ARTICLE H.11.	INFORMATION SECURITY	24
ARTICLE H.12.	ELECTRONIC AND INFORMATION TECHNOLOGY STANDARDS	27
ARTICLE H.13.	ENERGY STAR REQUIREMENTS	27

Argos Therapeutics, Inc.	Contract No. HHSN266200600019C

ARTICLE H.14.	CONFIDENTIALITY OF INFORMATION	27
ARTICLE H.15.	PUBLICATION AND PUBLICITY	28
ARTICLE H.16.	PRESS RELEASES	28
ARTICLE H.17.	REPORTING MATTERS INVOLVING FRAUD, WASTE AND ABUSE	28
ARTICLE H.18.	ANTI -LOBBYING	28
ARTICLE H.19.	SHARING RESEARCH DATA	29
ARTICLE H.20.	HOTEL AND MOTEL FIRE SAFETY ACT OF 1990 (P.L	29
ARTICLE H.21.	NIH POLICY ON ENHANCING PUBLIC ACCESS TO ARCHIVED PUBLICATIONS RESULTING FROM NIH-FUNDED RESEARCH	29

PART II - CONTRACT CLAUSES		30
SECTION I - CONTRACT CLAUSES		30
ARTICLE I.1.	GENERAL CLAUSES FOR A COST-REIMBURSEMENT RESEARCH AND DEVELOPMENT CONTRACT - FAR 52.252-2, CLAUSES INCORPORATED BY REFERENCE (FEBRUARY 1998)	30
ARTICLE I.2.	AUTHORIZED SUBSTITUTIONS OF CLAUSES	33
ARTICLE I.3.	ADDITIONAL CONTRACT CLAUSES	33
ARTICLE I.4.	ADDITIONAL FAR CONTRACT CLAUSES INCLUDED IN FULL TEXT	34

PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS		37
SECTION J - LIST OF ATTACHMENTS		37

PART IV - REPRESENTATION AND CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS		38
SECTION K - REPRESENTATIONS AND CERTIFICATIONS		38

Argos Therapeutics, Inc.	Contract No. HHSN266200600019C

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

ARTICLE B.1 BRIEF DESCRIPTION OF SUPPLIES OR SERVICES

The goal of this contract is to design, develop and clinically test an autologous HIV vaccine capable of eliciting therapeutic immune responses which is comprised of autologous monocyte-derived dendritic cells modified to express selected autologous HIV proteins representing a multiplicity of patient specific quasispecies.

ARTICLE B.2 ESTIMATED COST AND FIXED FEE

a.	The estimated cost of this contract is $19,929,994.

b.	The fixed fee for this contract is $1,395,099. The fixed feel shall be subject to the withholding provisions of the clauses ALLOWABLE COST AND PAYMENT and FIXED FEE referenced in the General Clause Listing in Part II, ARTICLE I.l, of this contract. The Contractor shall complete all work in accordance with the Statement of Work and the contract milestones set forth below. The distribution of the fixed fee shall be paid in installments based on the Project Officer’s written certification regarding the completion of these milestones as follows:

	MILESTONES	FIXED FEE
1.	[**]	[**]
2.	[**]	[**]
3.	[**]	[**]
4.	[**]	[**]
5.	[**]	[**]
6.	[**]	[**]
7.	[**]	[**]
8.	[**]	[**]
9.	[**]	[**]
10.	[**]	[**]
11.	[**]	[**]
12.	[**]	[**]
13.	[**]	[**]
14.	[**]	[**]
15.	[**]	[**]
16.	[**]	[**]
17.	[**]	[**]
18.	[**]	[**]

Argos Therapeutics, Inc.	Contract No. HHSN266200600019C

	MILESTONES	FIXED FEE
19.	[**]	[**]
20.	[**]	[**]

c.	The Government’s obligation, represented by the sum of the estimated cost plus the fixed fee, is $21,325,093.

d.	Total funds currently available for payment and allotted to this contract are $[**], of which $[**] represents the estimated costs, and of which $[**] represents the fixed fee. For further provisions on funding see the LIMITATION OF FUNDS clause referenced in Part II, ARTICLE 1.2., Authorized Substitutions of Clauses.

e.	It is estimated that the amount currently allotted will cover performance of the contract through September 29, 2007.

f.	The Contracting Officer may allot additional funds to the contract without the concurrence of the Contractor. Future increments to be allotted to this contract are estimated as follows:

Period	Estimated Cost	Fixed Fee	Total CPFF
09/30/07-09/29/08	[**]	[**]	[**]
091/30/08-09/29/09	[**]	[**]	[**]
09/30/09-09/29/10	[**]	[**]	[**]
09/30/10-09/29/11	[**]	[**]	[**]

ARTICLE B.3 PROVISIONS APPLICABLE TO DIRECT COSTS

a.	Items Unallowable Unless Otherwise Provided

Notwithstanding the clauses, ALLOWABLE COST AND PAYMENT and FIXED FEE, incorporated in this contract, unless authorized in writing by the Contracting Officer, the costs of the following items or activities shall be unallowable as direct costs:

(1)	Acquisition, by purchase or lease, of any interest in real property;

(2)	Special rearrangement or alteration of facilities;

(3)	Purchase or lease of any item of general purpose office furniture or office equipment regardless of dollar value. (General purpose equipment is defined as any items of personal property which are usable for purposes other than research, such as office equipment and furnishings, pocket calculators, etc.);

(4)	Travel to attend general scientific meetings;

(5)	Consultant costs;

(6)	Subcontracts;

(7)	Patient care costs;

(8)	Accountable Government property (defined as both real and personal property with an acquisition cost of $1,000 or more and a life expectancy of more than two years) and “sensitive items” (defined and listed in the Contractor’s Guide for Control of Government Property), regardless of acquisition value.

Argos Therapeutics, Inc.	Contract No. HHSN266200600019C

b.	Light Refreshment and Meal Expenditures

Requests to use contract funds to provide light refreshments and/or meals to either federal or nonfederal employees must be submitted to the project officer, with a copy to the contracting officer, at least six (6) weeks in advance of the event. The request shall contain the following information: (a) name, date, and location of the event at which the light refreshments and/or meals will be provided; (b) a brief description of the purpose of the event; (c) a cost breakdown of the estimated light refreshment and/or meal costs; (d) the number of nonfederal and federal attendees receiving light refreshments and/or meals; and (e) if the event will be held somewhere other than a government facility, provide an explanation of why the event is not being held at a government facility. Refer to NIH Manual Chapter 1160-1, Entertainment, for more information on NIH’s policy on the use of appropriated funds for light refreshments and meals.

c.	Travel Costs

(1)	Domestic Travel

(a)	Total expenditures for domestic travel (transportation, lodging, subsistence, and incidental expenses) incurred in direct performance of this contract shall not exceed $138,650 without the prior written approval of the Contracting Officer.

(b)	The Contractor shall invoice and be reimbursed for all travel costs in accordance with Federal Acquisition Regulations (FAR) 31.205-46.

ARTICLE B.4 ADVANCE UNDERSTANDINGS

Other provisions of this contract notwithstanding, approval of the following items within the limits set forth is hereby granted without further authorization from the Contracting Officer.

a.	Fringe Benefits, Overhead, and G&A

The proposed rates of [**]% of direct salaries and wages for fringe benefits, [**]% of direct salaries and wages plus fringe benefits for Overhead and [**]% of total direct costs excluding equipment and subcontract costs in excess of $25,000 per subcontract for G&A, are used for funding and billing purposes until such time that an indirect rate agreement is executed between Argos Therapeutics, Inc. and DFAS, OAMP, NIH. Argos Therapeutics, Inc. will no longer be reimbursed indirect costs under the contract if it does not submit an adequate indirect cost proposal within the first 90 days of contract performance to DFAS, OAMP, NIH. Argos Therapeutics, Inc. should immediately contact DFAS at 301-496-2444 to start the negotiation process.

b.	To negotiate a cost reimbursement type subcontract with [**] for an amount not to exceed $[**]. Award of the subcontract shall not proceed without the prior written approval of the Contracting Officer upon review of the supporting documentation as required by the Subcontracts clause of the General Clauses incorporated in this contract. (After written approval of the subcontract by the Contracting Officer, a copy of the signed, approved subcontract shall be provided to the Contracting Officer.)

Argos Therapeutics, Inc.	Contract No. HHSN266200600019C

c.	To negotiate a cost reimbursement type subcontract with [**] for an amount not to exceed $[**] during the period September 30, 2006 through September 29, 2011. Award of the subcontract shall not proceed without the prior written approval of the Contracting Officer upon review of the supporting documentation as required by the Subcontracts clause of the General Clauses incorporated in this contract. (After written approval of the subcontract by the Contracting Officer, a copy of the signed, approved subcontract shall be provided to the Contracting Officer.)

d.	To negotiate a cost reimbursement type subcontract with [**] for an amount not to exceed $[**] during the period September 30, 2006 through September 29, 2011. Award of the subcontract shall not proceed without the prior written approval of the Contracting Officer upon review of the supporting documentation as required by the Subcontracts clause of the General Clauses incorporated in this contract. (After written approval of the subcontract by the Contracting Officer, a copy of the signed, approved subcontract shall be provided to the Contracting Officer.)

e.	To negotiate a cost reimbursement type subcontract with [**], for an amount not to exceed $[**] during the period September 30, 2006 through September 29, 2011. Award of the subcontract shall not proceed without the prior written approval of the Contracting Officer upon review of the supporting documentation as required by the Subcontracts clause of the General Clauses incorporated in this contract. (After written approval of the subcontract by the Contracting Officer, a copy of the signed, approved subcontract shall be provided to the Contracting Officer.)

f.	To negotiate a cost reimbursement type subcontract with the [**] for an amount not to exceed $[**] during the period September 30, 2006 through September 29, 2011. Award of the subcontract shall not proceed without the prior written approval of the Contracting Officer upon review of the supporting documentation as required by the Subcontracts clause of the General Clauses incorporated in this contract. (After written approval of the subcontract by the Contracting Officer, a copy of the signed, approved subcontract shall be provided to the Contracting Officer.)

g.	To negotiate a cost reimbursement type subcontract with [**] for an amount not to exceed $[**] during the period September 30, 2006 through September 29, 2011. Award of the subcontract shall not proceed without the prior written approval of the Contracting Officer upon review of the supporting documentation as required by the Subcontracts clause of the General Clauses incorporated in this contract. (After written approval of the subcontract by the Contracting Officer, a copy of the signed, approved subcontract shall be provided to the Contracting Officer.)

h.	To negotiate a cost reimbursement type subcontract with [**] for an amount not to exceed $[**] during the period September 30,2006 through September 29, 2011. Award of the subcontract shall not proceed without the prior written approval of the Contracting Officer upon review of the supporting documentation as required by the Subcontracts clause of the General Clauses incorporated in this contract. (After written approval of the subcontract by the Contracting Officer, a copy of the signed, approved subcontract shall be provided to the Contracting Officer.)

i.	Consultants

Argos Therapeutics, Inc.	Contract No. HHSN266200600019C

(1)	Consultant fees to be paid to the members of the External Advisory Board at a rate of $[**]/hour for [**] hours per year shall not exceed $[**] during the period September 30, 2006 through September 29, 2011.

(2)	Consultant fees to be paid to [**] not exceed $[**] during the period September 30, 2006 through September 29, 2011.

j.	Invoices - Cost and Personnel Reporting, and Variances from the Negotiated Budget

(1)	The contractor agrees to provide a detailed breakdown on invoices of the following cost categories:

(a)	Direct Labor - List individuals by name, title/position, hourly/annual rate, level of effort, and amount claimed.

(b)	Fringe Benefits - Cite rate and amount

(c)	Overhead - Cite rate and amount

(d)	Materials & Supplies

(e)	Travel - Identify travelers, dates, destination, purpose of trip, and amount. Cite COA, if appropriate. List separately, domestic travel, general scientific meeting travel, and foreign travel.

(f)	Consultants - Identify individuals and amounts.

(g)	Other Direct Costs - Include detailed breakdown when total amount is over $1,000.

(h)	Subcontracts - Identify by name and attach subcontractor invoice(s).

(i)	Equipment - Cite authorization and amount.

(j)	G&A - Cite rate and amount.

(k)	Total Cost

Monthly invoices must include the cumulative total expenses to date, adjusted (as applicable) to show any amounts suspended by the Government.

(2)	The contractor agrees to immediately notify the contracting officer in writing if there is an anticipated over run (any amount) or unexpended balance (greater than [**] percent) of the amount allotted to the contract, and the reasons for the variance. Also refer to the requirements of the Limitation of Funds and Limitation of Cost Clauses in the contract.

k.	Confidential Treatment of Sensitive Information

The Contractor shall guarantee strict confidentiality of the information/data that it is provided by the Government during the performance of the contract. The Government has determined that the information/data that the Contractor will be provided during the performance of the contract is of a sensitive nature.

Disclosure of the information/data, in, whole or in part, by the Contractor can only be made after the Contractor receives prior written approval from the Contracting Officer. Whenever the Contractor is uncertain with regard to the proper handling of information/data under the contract, the Contractor shall obtain a written determination from the Contracting Officer.

l.	Audit of Production Facility

Argos Therapeutics, Inc.	Contract No. HHSN266200600019C

The Contractor will be audited at the Project Officer’s discretion for GMP, GLP, and QC/A capabilities. If efficiencies are noted, they shall be corrected (or addressed) within [**] months after issuance of the audit report.

m.	Contract Number Designation

On all correspondence submitted under this contract, the Contractor agrees to clearly identify the two contract numbers that appear on the face page of the contract as follows:

Contract No. HHSN266200600019C

ADB Contract No. N01-AI-60019

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

ARTICLE C.1 STATEMENT OF WORK

a.	Independently and not as an agent of the Government, the Contractor shall furnish all the necessary services, qualified personnel, material, equipment, and facilities, not otherwise provided by the Government as needed to perform the Statement of Work, dated September 5, 2006, set forth in SECTION J, List of Attachments, attached hereto and made a part of this contract.

ARTICLE C.2 REPORTING REQUIREMENTS

All reports required herein shall be submitted in electronic format. In addition, one (l) hardcopy of each report shall be submitted to the Contracting Officer, unless otherwise specified.

a.	Technical Reports

In addition to those reports required by the other terms of this contract, the Contractor shall prepare and submit the following reports in the manner stated below and in accordance with the DELIVERIES ARTICLE in SECTION F of this contract:

1.	Within [**] weeks after contract award, the Contractor shall submit a contract-specific information security plan for review and approval by NIAID.

2.	Goals and Milestones Achievement Reports. Management milestones, and their expected accomplishment dates, will be re-established yearly by discussion between the DAIDS Project Officer and the PI of each HIV Vaccine Team to facilitate monitoring contract progress; these milestones will not be written into the Contract document. The Contractor shall submit Goals and Milestones Achievement Reports for these milestones during the contract period as specified by consultation with the DAIDS Project Officer. For for-profit Contractors, since the payment of contract fee portions will be tied to the accomplishment of predetermined goals and milestones specified in the Contract, the Contractor shall submit similar Goals and Milestones Achievement Reports for fee-attached milestones prior to invoicing for fee payments. The original hard copy of each milestone achievement report shall be submitted to the NIAID Contracting Officer, and two (2) copies (one hard copy and a copy in a digital medium) to the DAIDS Project Officer. Each report must consist of:

Argos Therapeutics, Inc.	Contract No. HHSN266200600019C

(a)	A cover page identifying the Contract, Contractor, addressee, date of submission, and milestone.

(b)	Two clearly marked sections:

•	SECTION A - An introduction describing the goal or milestone in detail

•

SECTION B - A complete description of the results. The description shall include pertinent data and/or figures in sufficient detail to explain any significant results from analysis and scientific evaluation of data accumulated to date under the goal or milestone. When appropriate, this report should detail specific requests and approvals for the conduct of human trials.

3.	Clinical Trial Protocols and Data for Contractors who elect to perform clinical studies independently rather than through an NIAID/DAIDS-supported clinical trials network Clinical Trial Protocol(s). NIAID has a responsibility to ensure that mechanisms and procedures are in place to protect the safety of participants in NIAID-supported clinical trials. Therefore, as described in the NIAID Clinical Terms of Award (http://www.niaid.nih.gov/ncn/pdf/clinterm.pdf), the Contractors performing any clinical studies independently (i.e., not within a DAIDS-supported clinical trial network) with HIV Vaccine Team contract funds shall develop a protocol for each clinical trial. Those HIV Vaccine Teams developing a therapeutic vaccine shall submit all protocols for review and approval by the NIAID Clinical Science Review Committee (CSRC). Protocols must include: (1) a description of the product; (2) the results of preclinical (IND-enabling) toxicology studies; (3) a description of the trial design including definition of objectives, approaches, and procedures for implementation; (4) the plan for participant recruitment, retention and follow-up; (5) the plan for data collection, quality control and management; (6) the data and safety monitoring plan; (7) the proposed approach to the analysis and interpretation of study data; (8) plans for publication of results; and (9) a sample Informed Consent. Final approval of the protocol must take place prior to FDA IND submission and participant enrollment. [For trials to be conducted through DAIDS-sponsored Clinical Trial Networks, the protocol must be developed in conjunction with the appropriate network and will be submitted by the network.].

4.	DAIDS-Enterprise System (DAIDS-ES) Reporting. HIV Vaccine Teams Contractors who elect to perform clinical studies independently rather than through an NIAID/DAIDS-supported clinical trials network will be required to provide clinical trials data through the DAIDS-ES as the appropriate components of the system become operational. Reporting of adverse events will be done through the DAIDS Expedited Adverse Event Reporting System. Reporting on protocol development, registration, conduct, accrual, oversight, site monitoring, tracking and clinical trial closeout will be done through the DAIDS Protocol Management System. Details on interfacing with these information management systems will be provided as the systems become operational.

5.

Annual Technical Report. By the [**] working day of the twelfth month of each contract year, the Contractor shall submit an Annual Technical Report as described below. The original hard copy shall be submitted to the NIAID

Argos Therapeutics, Inc.	Contract No. HHSN266200600019C

Contracting Officer, and two (2) copies (one hard copy and one copy in a digital medium) to the DAIDS Project Officer. The report should be factual and concise and consist of the following:

(a)	A cover page identifying the Contract, Contractor, addressee, and date of submission

(b)	Four clearly marked

•	Section A – An introduction covering the purpose and scope of the contract effort

•

Section B – A description of overall progress plus a separate description for each task or other logical segment of work on which effort was expended during the reporting period. The description shall include pertinent data and/or figures in sufficient detail to explain any significant results from analysis and scientific evaluation of data accumulated to date under the project. Special emphasis shall be placed on goals or milestones that were reached, or problems that were encountered that prevented reaching a scheduled goal or milestone during the reporting period and how those problems were/will be addressed. In addition, requests and approvals to conduct human trials, and Inclusion Enrollment Reports, when appropriate, shall be included.

•

Section C – A summary of the proposed goals and milestones for the duration of the Contract, including any proposed revisions based on results generated to date. For those goals and milestones expected to be completed during the next 12 months, provide a detailed description of the criteria to be used to define their accomplishment.

•

Section D – Human Subject Enrollment Reports for non-NIAID network clinical studies or trials underway. To aid NIAID in fulfilling reporting requirements, the Contractor must complete the Inclusion Enrollment Report showing cumulative accrual information for each active clinical study or clinical trial protocol. The format for the Inclusion Enrollment Report may be found at http://grants.nih.gov/grants/funding/phs398/enrollmentreport.pdf.

6.	Annual Site Visit Review Report. A report of the annual site visit review shall be prepared by the Contractor and submitted to the DAIDS Project Officer (in hard copy and digital medium) and the NIAID Contracting Officer (original hard copy) within [**] weeks following the date of the site visit. This report shall include the slide presentations made at the review as well as summaries of all discussions about modifying goals or milestones, and discussions ofapproaches to overcoming problems encountered.

7.	Final Technical Report. The Contractor shall submit the Final Technical Report, two (2) copies (one hard copy and one copy in a digital medium) to the DAIDS

Argos Therapeutics, Inc.	Contract No. HHSN266200600019C

Project Officer, and the original hard copy to the NIAID Contracting Officer by the completion date of the Contract. The report should consist of the following:

(1) A cover page identifying the Contract, Contractor, addressee, and date of submission

(2) An introduction covering the purpose and scope of the contract effort including a short summary of salient results achieved during the performance of the contract

(3) A detailed summary of the results of the entire contract work for the complete performance period including the specifications of the optimized AIDS vaccine product developed during the course of the contract. These specifications shall include: (l) the identity of the vaccine strain or strains in the final product, (2) a detailed description of the manipulations used in the vaccine design, (3) a detailed description of all processes used to expand, attenuate, inactivate, or purify the final vaccine product, (4) a detailed description of any adjuvants or other potentiating agents used in the delivery of the final optimized product, (5) a detailed description of the suggested immunization schedule to be used for optimal reactivity in humans, (6) evidence that the vaccine product can be manufactured under GMP conditions for use in human vaccine trials, (7) a list of all patent filings that have resulted from this Contract, and (8) data from clinical trials using the vaccine. In addition, the Contractor shall indicate whether INDs were filed in relation to vaccine products developed during the course of the Contract, and provide a description of the IND and the results of the filings. For Contractors with foreign subcontracts, this report shall include details concerning approvals for manufacturing or testing that have been obtained for or by the foreign subcontractors.

8.	Report Distribution

Type of Report	No. of Copies	Due Date
Information Security Plan	Original – NAID CO 1 hard copy/1 electronic copy – DAIDS PO	Within [**] weeks of contract award.
Goals and Milestones Achievement Reports	Original – NIAID CO 1 hard copy/1 electronic copy – DAIDS PO	Specific dates will be negotiated with the DAIDS PO
Annual Technical Report	Original – NIAID CO 1 hard copy/1 electronic copy – DAIDS PO	Due on/before the [**] working day after the anniversary date of the Contract. Not due when the Final Report is due.
Annual Site Visit Review Report	Original – NIAID CO 1 hard copy/1 electronic copy – DAIDS PO	Due within [**] weeks following the date of the meeting.
Final Technical Report	Original – NIAID CO 1 hard copy/1 electronic copy – DAIDS PO	Due on/before the completion date of the Contract.

9.	If the Contractor is unable to deliver the reports specified hereunder within the established due dates because of unforeseen difficulties, notwithstanding the

Argos Therapeutics, Inc.	Contract No. HHSN266200600019C

exercise of good faith and diligent efforts in performance of the work, the Contractor shall give the Contracting Officer immediate written notice of anticipated delays with reasons therefore. A new delivery date must be established.

10.	Other Deliverables. Specific deliverables outlined in the Statement of Work for Projects 1 through 5, Clinical Trial Protocols, and DAIDS-Enterprise System (DAIDS-ES) Reporting.

11.	Addressees:

DAIDS Project Officer:	National Institutes of Health, DHHS National Institute of Allergy and Infectious Diseases Division of AIDS, BSP 6700-B Rockledge Drive, Room 4100, MSC 7626 Bethesda, MD 20892-7626

NIAID Contracting Officer:	National Institutes of Health, DHHS National Institute of Allergy and Infectious Diseases Office of Acquisitions, Division of Extramural Activities 6700-B Rockledge Drive, Room 3214, MSC 7612 Bethesda, MD 20892-7612

ARTICLE C.3 INVENTION REPORTING REQUIREMENT

All reports and documentation required by FAR CLAUSE 52.227-11 including, but not limited to, the invention disclosure report, the confirmatory license, and the government support certification, shall be directed to the Extramural Inventions and Technology Resources Branch, OPERA, NIH, 6705 Rockledge Drive, Room 1040-A, MSC 7980, Bethesda, Maryland 20892-7980 (Telephone: 301-435-1986). In addition, one copy of an annual utilization report, and a copy of the final invention statement, shall be submitted to the Contracting Officer. The final invention statement (see FAR 27.303(a)(2)(ii)) shall be submitted to the Contracting Officer on the expiration date of the contract.

The annual utilization report shall be submitted in accordance with the DELIVERIES Article in SECTION F of this contract. The final invention statement (see FAR 27.303(a)(2)(ii)) shall be submitted on the expiration date of the contract. All reports shall be sent to the following address:

Contracting Officer

National Institutes of Health, DHHS

National Institute of Allergy and Infectious Diseases

Office of Acquisitions, Division of Extramural Activities

6700B Rockledge Drive, Room 3214, MSC 7612

Bethesda, Maryland 20892 -7612

If no invention is disclosed or no activity has occurred on a previously disclosed invention during the applicable reporting period, a negative report shall be submitted to the Contracting Officer at the address listed above.

Argos Therapeutics, Inc.	Contract No. HHSN266200600019C

To assist contractors in complying with invention reporting requirements of the clause, the NIH has developed “Interagency Edison,” an electronic invention reporting system. Use of Interagency Edison is encouraged as it streamlines the reporting process and greatly reduces paperwork. Access to the system is through a secure interactive Web site to ensure that all information submitted is protected. Interagency Edison and information relating to the capabilities of the system can be obtained from the Web (http://www.iedison.gov), or by contacting the Extramural Inventions and Technology Resources Branch, OPERA, NIH.

SECTION D - PACKAGING, MARKING AND SHIPPING

All deliverables required under this contract shall be packaged, marked and shipped in accordance with Government specifications. At a minimum, all deliverables shall be marked with the contract number and contractor name. The Contractor shall guarantee that all required materials shall be delivered in immediate usable and acceptable condition.

SECTION E - INSPECTION AND ACCEPTANCE

a.	The Contracting Officer or the duly authorized representative will perform inspection and acceptance of materials and services to be provided.

b.	For the purpose of this SECTION, the Project Officer indicated in ARTICLE G.1. is the authorized representative of the Contracting Officer.

c.	Inspection and acceptance will be performed at the location listed in ARTICLE G.1. Acceptance may be presumed unless otherwise indicated in writing by the Contracting Officer or the duly authorized representative within [**] days of receipt.

d.	This contract incorporates the following clause by reference, with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its full text available.

FAR Clause 52.246-9, Inspection of Research And Development (Short Form) (April 1984).

SECTION F - DELIVERIES OR PERFORMANCE

ARTICLE F.1 DELIVERIES

Satisfactory performance of the final contract shall be deemed to occur upon performance of the work described in Article C.l. and upon delivery and acceptance by the Contracting Officer, or the duly authorized representative, of the following items in accordance with the stated delivery schedule:

a.	The items specified below as described in SECTION C, ARTICLE C.2. will be required to be delivered F.O.B. Destination as set forth in FAR 52.247-35, F.O.B. DESTINATION, WITHIN CONSIGNEES PREMISES (APRIL 1984), and in accordance with and by the dates specified below:

Item	Description	Delivery Schedule
1.	Information Security Plan	Within [**] weeks of contract award.

Argos Therapeutics, Inc.	Contract No. HHSN266200600019C

Item	Description	Delivery Schedule
2.	Goals and Milestones Achievement Reports	Specific dates will be negotiated with the DAIDS PO
3.	Specific Deliverables for Projects 1 through 5, as outlined in the Statement of Work	As required by the Project Officer
4.	Clinical Trials Protocol(s)	As required by the Project Officer
5.	DAIDS Enterprise Systems Reporting	On an ongoing basis as directed by DAIDS, NIAID
6.	Annual Technical Report	[**] day of the twelfth month of each contract year
7.	Annual Site Visit Review and Report	[**] month of each contract year
8.	Final Technical Report	On or before contract expiration

b.	The above items shall be addressed and delivered to:

Addressee	Deliverable Item	Quantity
Contracting Officer OA, NIAID, NIH Room 3214, MSC 7612 6700-B Rockledge Drive Bethesda, MD 20892-7612

Information Security Plan

Goals and Milestones Achievement Report

Deliverables for Projects 1 through 5

Clinical Trials Protocol(s)

Annual Technical Report

Annual Site Visit Review and Report

Final Technical Report

1 Copy — — — 1 Copy 1 Copy 1 Copy
Project Officer Targeted Interventions Branch Basic Science Program Division of AIDS, NIAID, NIH Room 4100, MSC 7626 6700-B Rockledge Drive Bethesda, MD 20892-7626

Information Security Plan

Goals and Milestones Achievement Report

Deliverables for Project 1 through 5

Clinical Trials Protocol(s)

Annual Technical Report

Annual Site Visit Review and Report

Final Technical Report

— 1 Copy * 1 Copy * 1 Copy * 1 Copy * 1 Copy * 1 Copy *

*	Plus one copy on 3.5 inch, high density computer diskette or other digital medium approved by the Project Officer.

ARTICLE F.2 CLAUSES INCORPORATED BY REFERENCE, FAR 52.252-2 (FEBRUARY 1998)

Argos Therapeutics, Inc.	Contract No. HHSN266200600019C

This contract incorporates the following clause(s) by reference, with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its full text available. Also, the full text of a clause may be accessed electronically at this address: http://www.acquisition.gov/comp/far/index.html.

FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSE:

52.242-15, Stop Work Order (August 1989) with Alternate I (April 1984).

SECTION G - CONTRACT ADMINISTRATION DATA

ARTICLE G.1 PROJECT OFFICER

The following Project Officer will represent the Government for the purpose of this contract:

Anthony J. Conley, Ph.D.

Targeted Interventions Branch

Basic Science Program Division of AIDS, NIAID, NIH, DHHS

Room 4100, MSC 7626

6700-B Rockledge Drive, Bethesda, MD 20892-7626

Phone: (301) 451-2739              Fax: (301) 402-3211

Email: conleyto@niaid.nih.gov

The Project Officer is responsible for: (l) monitoring the Contractor’s technical progress, including the surveillance and assessment of performance and recommending to the Contracting Officer changes in requirements; (2) interpreting the Statement of Work and any other technical performance requirements; (3) performing technical evaluation as required; (4) performing technical inspections and acceptances required by this contract; and (5) assisting in the resolution of technical problems encountered during performance.

The Contracting Officer is the only person with authority to act as agent of the Government under this contract. Only the Contracting Officer has authority to: (1) direct or negotiate any changes in the Statement of Work; (2) modify or extend the period of performance; (3) change the delivery schedule; (4) authorize reimbursement to the Contractor any costs incurred during the performance of this contract; or (5) otherwise change any terms and conditions of this contract.

The Contracting Officer hereby delegates the Project Officer as the Contracting Officer’s authorized representative responsible for signing software license agreements issued as a result of this contract.

The Government may unilaterally change its Project Officer designation.

ARTICLE G.2 KEY PERSONNEL

Pursuant to HHSAR Clause 352.270-5, Key Personnel, incorporated in Section I of this contract, the following individual is considered to be essential to the work being performed hereunder:

Name	Title
[**]	Principal Investigator

Argos Therapeutics, Inc.	Contract No. HHSN266200600019C

Prior to diverting any of the specified individuals to other programs, the Contractor shall notify the Contracting Officer reasonably in advance and shall submit justification (including proposed substitutions) in sufficient detail to permit evaluation of the impact on the program. No diversion shall be made by the Contractor without the written consent of the Contracting Officer; provided, that the Contracting Officer may ratify in writing such diversion and such ratification shall constitute the consent of the Contracting Officer. The contract may be modified from time to time during the course of the contract to either add or delete personnel, as appropriate

ARTICLE G.3 INVOICE SUBMISSION/CONTRACT FINANCING REQUEST AND CONTRACT FINANCIAL REPORT

a.	Invoice/Financing Request Instructions and Contract Financial Reporting for NIH Cost-Reimbursement Type Contracts NIH(RC)-4 are attached and made part of this contract. The instructions and the following directions for the submission of invoices/financing request must be followed to meet the requirements of a “proper” payment request pursuant to FAR 32.9.

These instructions also provide for the submission of financial and personnel reporting required by HHSAR 342.7002.

(1)	Invoices/financing requests shall be submitted as follows:

(a)	To be considered a “proper” invoice in accordance with FAR 32.9, Prompt Payment, each invoice shall clearly identify the two contract numbers that appear on the face page of the contract as follows:

Contract No.: HHSN266200600019C

ADB Contract No.: N0I-AI-60019

(b)	An original and two copies to the following designated billing office:

Contracting Officer

National Institutes of Health, DHHS

National Institute of Allergy and Infectious Diseases

Office of Acquisitions, Division of Extramural Activities

6700B Rockledge Drive, Room 3214, MSC 7612

Bethesda, Maryland 20892 -7612

(2)	Inquiries regarding payment of invoices should be directed to the designated billing office, (301) 496-0612.

b.	The Contractor shall include the following certification on every invoice for reimbursable costs incurred with Fiscal Year funds subject to the SALARY RATE LIMITATION LEGISLATION PROVISIONS ARTICLE in SECTION H of this contract. For billing purposes, certified invoices are required for the billing period during which the applicable Fiscal Year funds were initially charged through the final billing period utilizing the applicable Fiscal Year funds:

Argos Therapeutics, Inc.	Contract No. HHSN266200600019C

“I hereby certify that the salaries charged in this invoice are in compliance with P.L 109-149 and the SALARY RATE LIMITATION LEGISLATION PROVISIONS ARTICLE in SECTION H of the above referenced contract.”

ARTICLE G.4 INDIRECT COST RATES

In accordance with Federal Acquisition Regulation (FAR) (48 CFR Chapter 1) Clause 52.216-7 (d)(2), Allowable Cost and Payment incorporated by reference in this contract in PART II, SECTION I, the cognizant Contracting Officer representative responsible for negotiating provisional and/or final indirect cost rates is identified as follows. These rates are hereby incorporated without further action of the Contracting Officer.

Director, Division of Financial Advisory Services

Office of Acquisition Management and Policy

National Institutes of Health

6100 Building, Room 6B05

6100 EXECUTIVE BLVD MSC-7540

BETHESDA MD 20892-7540

ARTICLE G.5 GOVERNMENT PROPERTY

a.	In addition to the requirements of the clause, GOVERNMENT PROPERTY, incorporated in SECTION I of this contract, the Contractor shall comply with the provisions of HHS Publication, “Contractor’s Guide for Control of Government Property,” which is incorporated into this contract by reference. This document can be accessed at:

http://www.knownet.hhs.gov/log/AgencyPolicy/HHSLogPolicy/contractorsguide.htm. Among other issues, this publication provides a summary of the Contractor’s responsibilities regarding purchasing authorizations and inventory and reporting requirements under the contract. A copy of this publication is available upon request to the Contracts Property Administrator.

Requests for information regarding property under this contract should be directed to the following office:

Division of Personal Property Services, NIH

6011 Building, Suite 637

6011 EXECUTIVE BLVD MSC 7670

BETHESDA MD 20892-7670

(301) 496-6466

b.	Notwithstanding the provisions outlined in the HHS Publication, “Contractor’s Guide for Control of Government Property,” which is incorporated in this contract in paragraph a. above, the contractor shall use the form entitled, “Report of Government Owned, Contractor Held Property” for performing annual inventories required under this contract. This form is included as an attachment in SECTION J of this contract.

c.	Contractor-Acquired Government Property - Schedule I-A

Argos Therapeutics, Inc.	Contract No. HHSN266200600019C

Pursuant to the clause, GOVERNMENT PROPERTY, incorporated in this contract, the Contractor is hereby authorized to acquire the property listed in the Schedule I-A below for use in direct performance of the contract.

SCHEDULE 1-A

Item No.	Description	Quantity	Unit Price	Total
1.	[**]	[**]	[**]	[**]
2.	[**]	[**]	[**]	[**]

ARTICLE G.6 POST AWARD EVALUATION OF CONTRACTOR PERFORMANCE

a.	Contractor Performance Evaluations

Interim and final evaluations of contractor performance will be prepared on this contract in accordance with FAR 42.15. The final performance evaluation will be prepared at the time of completion of work. In addition to the final evaluation, interim evaluations will be prepared bi-annually to coincide with the anniversary date of the contract.

Interim and final evaluations will be provided to the Contractor as soon as practicable after completion of the evaluation. The Contractor will be permitted [**] days to review the document and to submit additional information or a rebutting statement. If agreement cannot be reached between the parties, the matter will be referred to an individual one level above the Contracting Officer, whose decision will be final.

Copies of the evaluations, contractor responses, and review comments, if any, will be retained as part of the contract file, and may be used to support future award decisions.

b.	Electronic Access to Contractor Performance Evaluations

Contractors that have Internet capability may access evaluations through a secure Web site for review and comment by completing the registration form that can be obtained at the following address:

http://oamp.od.nih.gov/OD/CPS/cps.asp

The registration process requires the contractor to identify an individual that will serve as a primary contact and who will be authorized access to the evaluation for review and comment. In addition, the contractor will be required to identify an alternate contact who will be responsible for notifying the cognizant contracting official in the event the primary contact is unavailable to process the evaluation within the required [**]-day time frame.

SECTION H - SPECIAL CONTRACT REQUIREMENTS

ARTICLE H.1. HUMAN SUBJECTS

Research involving human subjects shall not be conducted under this contract until the protocol developed in Phase I has been approved by the NIAID, written notice of such approval has been

Argos Therapeutics, Inc.	Contract No. HHSN266200600019C

provided by the NIAID, and the Contractor has provided to the Contracting Officer a properly completed “Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption”, Form OMB No. 0990-0263 (formerly Optional Form 310) certifying IRB review and approval of the protocol. The human subject certification can be met by submission of the Contractor’s self designated form, provided that it contains the information required by the “Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption”, Form OMB No. 0990-0263 (formerly Optional Form 310).

When research involving Human Subjects will take place at collaborating sites or other performance sites, the Contractor shall obtain, and keep on file, a properly completed “Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption”, Form OMB No. 0990-0263 (formerly Optional Form 310) certifying IRE review and approval of the research.

ARTICLE H.2. REQUIRED EDUCATION IN THE PROTECTION OF HUMAN RESEARCH PARTICIPANTS

NIH policy requires education on the protection of human subject participants for all investigators receiving NIH contract awards for research involving human subjects. For a complete description of the NIH Policy announcement on required education in the protection of human subject participants, the contractor should access the NIH Guide for Grants and Contracts Announcement dated June 5, 2000 at the following website:

http://grants.nih.gov/grants/guide/notice-files/NOT-OD-00-039.html.

The information below is a summary of the NIH Policy Announcement:

The contractor shall maintain the following information: (1) a list of the names and titles of the principal investigator and any other individuals working under the contract who are responsible for the design and/or conduct of the research; (2) the title of the education program(s) in the protection of human subjects that has been completed for each named personnel and; (3) a one sentence description of the educational program(s) listed in (2) above. This requirement extends to investigators and all individuals responsible for the design and/or conduct of the research who are working as subcontractors or consultants under the contract.

Prior to any substitution of the Principal Investigator or any other individuals responsible for the design and/or conduct of the research under the contract, the contractor shall provide the following written information to the Contracting Officer: the title of the education program and a one sentence description of the program that has been completed by the replacement.

ARTICLE H.3. DATA AND SAFETY MONITORING IN CLINICAL TRIALS

The contractor is directed to the full text of the NIH Policy regarding Data and Safety Monitoring and Reporting of Adverse Events, which may be found at the following web sites:

Argos Therapeutics, Inc.	Contract No. HHSN266200600019C

http://grants.nih.gov/grants/guide/notice-files/not98-084.html

http://grants.nih.gov/grants/guide/notice-files/not99-107.html

http://grants.nih.gov/grants/guide/notice-files/NOT-OD-00-038.html

The contractor must comply with the NIH Policy cited in these NIH Announcements and any other data and safety monitoring requirements found elsewhere in this contract.

Data and Safety Monitoring shall be performed in accordance with the approved Data and Safety Monitoring Plan.

The Data and Safety Monitoring Board and Plan shall be established and approved prior to beginning the conduct of the clinical trial.

ARTICLE H.4. HUMAN MATERIALS (ASSURANCE OF OHRP COMPLIANCE)

The acquisition and supply of all human specimen material (including fetal material) used under this contract shall be obtained by the Contractor in full compliance with applicable State and Local laws and the provisions of the Uniform Anatomical Gift Act in the United States, and no undue inducements, monetary or otherwise, will be offered to any person to influence their donation of human material.

The Contractor shall provide written documentation that all human materials obtained as a result of research involving human subjects conducted under this contract, by collaborating sites, or by subcontractors identified under this contract, were obtained with prior approval by the Office for Human Research Protections (OHRP) of an Assurance to comply with the requirements of 45 CFR 46 to protect human research subjects. This restriction applies to all collaborating sites without OHRP-approved Assurances, whether domestic or foreign, and compliance must be ensured by the Contractor.

Provision by the Contractor to the Contracting Officer of a properly completed “Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption”, Form OMB No. 0990-0263 (formerly Optional Form 310), certifying IRB review and approval of the protocol from which the human materials were obtained constitutes the written documentation required. The human subject certification can be met by submission of a self designated form, provided that it contains the information required by the “Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption”, Form OMB No. 0990-0263 (formerly Optional Form 310).

ARTICLE H.5. RESEARCH INVOLVING RECOMBINANT DNA MOLECULES

(Including Human Gene Transfer Research)

All research involving Recombinant DNA Molecules shall be conducted in accordance with the NIH Guidelines for Research Involving Recombinant DNA Molecules (http://www4.od.nih.gov/oba/rac/guidelines/guidelines.html) and the May 28, 2002 Notice, Compliance with the NIH Guidelines for Research Involving Recombinant DNA Molecules (http://grants1.nih.gov/grants/guide/notice-files/NOT-OD-02-052.html) (and any subsequent revisions to the Guide Notice) which stipulates biosafety and containment measures for recombinant DNA research and delineates critical, ethical principles and key safety reporting

Argos Therapeutics, Inc.	Contract No. HHSN266200600019C

requirements for human gene transfer research (See Appendix M of the Guidelines). These guidelines apply to both basic and clinical research studies.

The Recombinant DNA Advisory Committee (RAC) is charged with the safety of manipulation of genetic material through the use of recombinant DNA techniques. Prior to beginning any clinical trials involving the transfer of recombinant DNA to humans, the trial must be registered with the RAC. If this contract involves new protocols that contain unique and/or novel issues, the RAC must discuss them in a public forum and then the Institutional Biosafety Committee (IBC), the Institutional Review Board (IRB), and the project officer and contracting officer must approve the protocol prior to the start of the research.

Failure to comply with these requirements may result in suspension, limitation, or termination of the contract for any work related to Recombinant DNA Research or a requirement for contracting officer prior approval of any or all Recombinant DNA projects under this contract. This includes the requirements of the Standing Institutional Biosafety Committee (IBC) (See http://www4.od.nih.gov/oba/IBC/IBCindexpg.htm).

As specified in Appendix M-1-C-4 of the NIH Guidelines, any serious adverse event must be reported immediately to the IRB, the IBC, the Office for Human Research Protections (if applicable), and the NIH Office for Biotechnology Activities (OBA), followed by the filing of a written report with each office/group and copies to the project officer and contracting officer. (http://www4.od.nih.gov/oba/rac/guidelines_02/Appendix_M.htm#_Toc7255836).

ARTICLE H.6. CONTINUED BAN ON FUNDING OF HUMAN EMBRYO RESEARCH

a.	Pursuant to Public Law(s) cited in paragraph b., below, NIH is prohibited from using appropriated funds to support human embryo research. Contract funds may not be used for (l) the creation of a human embryo or embryos for research purposes; or (2) research in which a human embryo or embryos are destroyed, discarded, or knowingly subjected to risk of injury or death greater than that allowed for research on fetuses in utero under 45 CFR 46.204(b) and Section 498(b) of the Public Health Service Act (42 U.S.C. 289g(b)). The term “human embryo or embryos” includes any organism, not protected as a human subject under 45 CFR 46 as of the date of the enactment of this Act, that is derived by fertilization, parthenogenesis, cloning, or any other means from one or more human gametes or human diploid cells.

Additionally, in accordance with a March 4, 1997 Presidential Memorandum, Federal funds may not be used for cloning of human beings.

b.	Public Law and Section No.	Fiscal Year	Period Covered
	P. L. 109-149, Title V-General Provisions Section 509	2006	(10/1/2005-9/30/2006)

ARTICLE H.7. NEEDLE EXCHANGE

a.	Pursuant to Public Law(s) cited in paragraph b., below, contract funds shall not be used to carry out any program of distributing sterile needles or syringes for the hypodermic injection of any illegal drug.

Argos Therapeutics, Inc.	Contract No. HHSN266200600019C

b.	Public Law and Section No.	Fiscal Year	Period Covered
	P. L. 109-149, Title V-General Provisions Section 505	2006	(10/1/2005-9/30/2006)

ARTICLE H.8. PRIVACY ACT

This procurement action requires the Contractor to do one or more of the following: design, develop, or operate a system of records on individuals to accomplish an agency function in accordance with the Privacy Act of 1974, Public Law 93-579, December 31, 1974 (5 USC 552a) and applicable agency regulations. Violation of the Act may involve the imposition of criminal penalties.

The Privacy Act System of Records applicable to this project is Number 09-25-0200. This document may be accessed on the Internet at the following URL: http://oma.od.nih.gov/ms/privacy/pa-files/0200.htm .

ARTICLE H.9. OMB CLEARANCE

In accordance with HHSAR 352.270-7, Paperwork Reduction Act, the Contractor shall not proceed with surveys or interviews until such time as Office of Management and Budget (OMS) Clearance for conducting interviews has been obtained by the Project Officer and the Contracting Officer has issued written approval to proceed.

ARTICLE H.10. SALARY RATE LIMITATION LEGISLATION PROVISIONS

a.	Pursuant to the P.L.(s) cited in paragraph b., below, no NIH Fiscal Year funds may be used to pay the direct salary of an individual through this contract at a rate in excess of the applicable amount shown or the applicable Executive Level for the fiscal year covered. Direct salary is exclusive of fringe benefits, overhead and general and administrative expenses (also referred to as indirect costs or facilities and administrative (F&A) costs). Direct salary has the same meaning as the term institutional base salary. An individual’s direct salary (or institutional base salary) is the annual compensation that the contractor pays for an individual’s appointment whether that individual’s time is spent on research, teaching, patient care or other activities. Direct salary (or institutional base salary) excludes any income that an individual may be permitted to earn outside of duties to the contractor. The per year salary rate limitation also applies to individuals proposed under subcontracts. It does not apply to fees paid to consultants. If this is a multiple year contract, it may be subject to unilateral modifications by the Government if an individual’s salary rate used to establish contract funding exceeds any salary rate limitation subsequently established in future HHS appropriation acts.

b.	Public Law No.	Fiscal Year	Dollar amount of Salary Rate Limitation
	P.L. 109-149, Public Health & Social Services Emergency Fund General Provisions, Section 204	FY 06	Executive Level I

Argos Therapeutics, Inc.	Contract No. HHSN266200600019C

c.	Payment of direct salaries is limited to the Executive Level 1* rate which was in effect on the date(s) the expense was incurred.

For the period 10/1/05 -12/31/05, the Executive Level I rate is $180,100. Effective January 1, 2006, the Executive Level I rate increased to $183,500 and will remain at that rate until it is revised. See the web site listed below for the Executive Schedule rates of pay:

FOR FY-06 EXECUTIVE LEVEL SALARIES EFFECTIVE JANUARY 1, 2006:

http://www.opm.gov/oca/06tables/html/ex.asp

(Note: This site shows the FY-06 rates. For previous years, click on “salaries and wages” and then scroll down to the bottom of the page and click on the year to locate the desired Executive Level salary rates.)

ARTICLE H.11. INFORMATION SECURITY

The Statement of Work (SOW) requires the contractor to (1) develop, (2) have the ability to access, or (3) host and/or maintain a Federal information system(s). Pursuant to Federal and HHS Information Security Program Policies, the contractor and any subcontractor performing under this contract shall comply with the following requirements:

Federal Information Security Management Act of 2002 (FISMA), Title III, E-Government Act of 2002, Pub. L. No. 107-347 (Dec. 17, 2002); http://csrc.nist.gov/policies/FISMA-final.pdf

a.	Information Type

Administrative, Management and Support Information

b.	Security Category and Levels

Confidentiality	Level:	[ ] Low	[X] Moderate	[ ] High
Integrity	Level:	[ ] Low	[X] Moderate	[ ] High
Availability	Level:	[X] Low	[ ] Moderate	[ ] High
Overall	Level:	[ ] Low	[X] Moderate	[ ] High

c.	Position Sensitivity Designations

(1)	The following position sensitivity designations and associated clearance and investigation requirements apply under this contract.

Level 1: Non Sensitive (Requires Suitability Determination with an NACI). Contractor employees assigned to a Level I position are subject to a National Agency Check and Inquiry Investigation (NACI).

(2)

The Contractor shall submit a roster, by name, position and responsibility, of all staff (including subcontractor staff) working under the contract who will develop, have the ability to access, or host and/or maintain a Federal information system(s). The roster shall be submitted to the Project Officer, with a copy to the

Argos Therapeutics, Inc.	Contract No. HHSN266200600019C

Contracting Officer, within [**] calendar days of the effective date of the contract. Any revisions to the roster as a result of staffing changes shall be submitted within [**] calendar days of the change. The Contracting Officer shall notify the contractor of the appropriate level of suitability investigations to be performed. An electronic template, “Roster of Employees Requiring Suitability Investigations,” is available for contractor use at:

http://ais.nci.nih.gov/forms/Suitabilitv-roster.xls.

Upon receipt of the Government’s notification of applicable Suitability Investigations required, the contractor shall complete and submit the required forms within [**] days of the notification. Additional submission instructions can be found at the “NCI Information Technology Security Policies, Background Investigation Process” website: http://ais.nci.nih.gov.

Contractor/subcontractor employees who have met investigative requirements within the past [**] years may only require an updated or upgraded investigation.

(3)	Contractor/subcontractor employees shall comply with the HHS criteria for the assigned position sensitivity designations prior to performing any work under this contract. The following exceptions apply:

Levels 5 and 1: Contractor/subcontractor employees may begin work under the contract after he contractor has submitted the name, position and responsibility of the employee to the Project Officer, as described in paragraph c.(2) above.

Level 6: In special circumstances the Project Officer may request a waiver of the pre-appointment investigation. If the waiver is granted, the Project Officer will provide written authorization for the contractor/subcontractor employee to work under the contract.

d.	Information Security Training

The contractor shall ensure that each contractor/subcontractor employee has completed the NIH Computer Security Awareness Training course at: http://irtsectraining.nih.gov/ prior to performing any contract work, and thereafter completing the NIH-specified fiscal year refresher course during the period of performance of the contract.

The contractor shall maintain a listing by name and title of each contractor/subcontractor employee working under this contract that has completed the NIH required training. Any additional security training completed by contractor/subcontractor staff shall be included on this listing. The listing of completed training shall be included in the first technical progress report. (See Article C.2. Reporting Requirements.) Any revisions to this listing as a result of staffing changes shall be submitted with next required technical progress report.

e.	Rules of Behavior

Argos Therapeutics, Inc.	Contract No. HHSN266200600019C

The contractor/subcontractor employees shall comply with the NIH Information Technology General Rules of Behavior at: http://irm.cit.nih.gov/security/nihitrob.html.

f.	Personnel Security Responsibilities

The contractor shall perform and document the actions identified in the “Employee Separation Checklist”, attached and made a part of this contract, when a contractor/subcontractor employee terminates work under this contract. All documentation shall be made available to the Project Officer and/or Contracting Officer upon request.

g.	Commitment to Protect Non-Public Departmental Information Systems and Data

(1)	Contractor Agreement

The Contractor and its subcontractors performing under this SOW shall not release, publish, or disclose non-public Departmental information to unauthorized personnel, and shall protect such information in accordance with provisions of the following laws and any other pertinent laws and regulations governing the confidentiality of such information:

•	18 U.S.C. 641 (Criminal Code: Public Money, Property or Records)

•	18 U.S.C. 1905 (Criminal Code: Disclosure of Confidential Information)

•	Public Law 96-511 (Paperwork Reduction Act)

(2)	Contractor-Employee Non-Disclosure Agreements

Each contractor/subcontractor employee who may have access to non-public Department information under this contract shall complete the Commitment to Protect Non-Public Information - Contractor Agreement. A copy of each signed and witnessed Non-Disclosure agreement shall be submitted to the Project Officer prior to performing any work under the contract.

h.	NIST SP 800-26 Self-Assessment Questionnaire

The contractor shall annually update and re-submit its Self-Assessment Questionnaire required by NIST Draft SP 800-26, Revision 1, Guide for Information Security Program Assessments and System Reporting Form (http://csrc.nist.gov/publications/drafts/Draft-sp800-26Revl.pdf - See Appendix B for format).

Subcontracts: The contractor’s annual update to its Self-Assessment Questionnaire shall include similar information for any subcontractor that performs under the SOW to (1) develop a Federal information system(s) at the contractor’s/subcontractor’s facility, or (2) host and/or maintain a Federal information system(s) at the contractor’s/subcontractor’s facility.

The annual update shall be submitted to the Project Officer, with a copy to the Contracting Officer on the anniversary date of the contract award.

Argos Therapeutics, Inc.	Contract No. HHSN266200600019C

i.	Information System Security Plan

The contractor’s draft ISSP submitted with its proposal shall be finalized in coordination with the Project Officer no later than [**] calendar days after contract award.

Following approval of its draft ISSP, the contractor shall update and resubmit its ISSP to the Project Officer every [**] years or when a major modification has been made to its internal system. The contractor shall use the current ISSP template in Appendix A of NIST SP 800-18, Guide to Developing Security Plans for Federal Information Systems. (http://csrc.nist.gov/publications/nistpubs/800-18-Revl/sp800-18-Revl-final.pdf). The details contained in the contractor’s ISSP shall be commensurate with the size and complexity of the requirements of the SOW based on the System Categorization determined above in subparagraph (b) Security Categories and Levels of this Article.

Subcontracts: The contractor shall include similar information for any subcontractor performing under the SOW with the contractor whenever the submission of an ISSP is required.

ARTICLE H.12. ELECTRONIC AND INFORMATION TECHNOLOGY STANDARDS

Pursuant to Section 508 of the Rehabilitation Act of 1973 (29 U.S.C. 794d) as amended by P.L. 105-220 under Title IV (Rehabilitation Act Amendments of 1998) all Electronic and Information Technology (EIT) developed, procured, maintained and/or used under this contract shall be in compliance with the “Electronic and Information Technology Accessibility Standards set forth by the Architectural and Transportation Barriers Compliance Board (also referred to as the “Access Board” in 36 CFR Part 1194. The complete text of Section 508 Final Standards can be accessed at http://www.access-board.gov/. The standards applicable to this requirement are identified in the Statement of Work.

ARTICLE H.13. ENERGY STAR REQUIREMENTS

Executive Order 13123, “Greening the Government Through Efficient Energy Management” and FAR 23.203 require that when Federal Agencies acquire energy using products, they select, where life-cycle cost-effective, and available, ENERGY STAR7 or other energy efficient products.

Unless the Contracting Officer determines otherwise, all energy-using products acquired under this contract must be either an ENERGY STAR7 or other energy efficient product designated by the Department of Energy’s Federal Energy Management Program (FEMP).

For more information about ENERGY STAR7 see http://www.energystar.gov/ For more information about FEMP see http://www.eere.energy.gov/

ARTICLE H.14. CONFIDENTIALITY OF INFORMATION

The following information is covered by HHSAR Clause 352.224-70, Confidentiality of Information (MARCH 2005): Any information that includes patient identifiers.

Argos Therapeutics, Inc.	Contract No. HHSN266200600019C

ARTICLE H.15. PUBLICATION AND PUBLICITY

The contractor shall acknowledge the support of the National Institutes of Health whenever publicizing the work under this contract in any media by including an acknowledgment substantially as follows:

“This project has been funded in whole or in part with Federal funds from the National Institute of Allergy and Infectious Diseases, National Institutes of Health, Department of Health and Human Services, under Contract No. N0I-AI-60019.”

ARTICLE H.16. PRESS RELEASES

a.	Pursuant to Public Law(s) cited in paragraph b., below, the contractor shall clearly state, when issuing statements, press releases, requests for proposals, bid solicitations and other documents describing projects or programs funded in whole or in part with Federal money: (1) the percentage of the total costs of the program or project which will be financed with Federal money; (2) the dollar amount of Federal funds for the project or program; and (3) the percentage and dollar amount of the total costs of the project or program that will be financed by nongovernmental sources.

b.	Public Law and Section No.	Fiscal Year	Period Covered
	P.L. 109-149, Title V-General Provisions	2006	(10/1/2005-9/30/2006)
	Section 506

ARTICLE H.17. REPORTING MATTERS INVOLVING FRAUD, WASTE AND ABUSE

Anyone who becomes aware of the existence or apparent existence of fraud, waste and abuse in NIH funded programs is encouraged to report such matters to the HHS Inspector General’s Office in writing or on the Inspector General’s Hotline. The toll free number is 1-800-HHS-TIPS (1-800-447-8477). All telephone calls will be handled confidentially. The e-mail address is Htips@os.dhhs.gov and the mailing address is:

Office of Inspector General

Department of Health and Human Services

TIPS HOTLINE

P.O. Box 23489

Washington, D.C. 20026

ARTICLE H.18. ANTI-LOBBYING

a.	Pursuant to Public Law(s) cited in paragraph C., below, contract funds shall only be used for normal and recognized executive-legislative relationships. Contract funds shall not be used, for publicity or propaganda purposes; or for the preparation, distribution, or use of any kit, pamphlet, booklet, publication, radio, television, or video presentation designed to support or defeat legislation pending before the Congress or any State legislature, except in presentation to the Congress or any State legislature itself.

Argos Therapeutics, Inc.	Contract No. HHSN266200600019C

b.	Contract funds shall not be used to pay salary or expenses of the contractor or any agent acting for the contractor, related to any activity designed to influence legislation or appropriations pending before the Congress or any State legislature.

c.	Public Law and Section No.	Fiscal Year	Period Covered
	for a., above: P. L. 109-149, Title V-General Provisions Section 503a	FY-06	(10/1/2005-9/30/2006)
	for b., above: P.L. 109-149, Title V-General Provisions Section 503b.	FY-06	(10/1/2005-9/30/2006)

ARTICLE H.19. SHARING RESEARCH DATA

The data sharing plan submitted by the contractor is acceptable. The contractor agrees to adhere to its plan and shall request prior approval of the Contracting Officer for any changes in its plan.

The NIH endorses the sharing of final research data to expedite the translation of research results into knowledge, products, and procedures to improve human health. This contract is expected to generate research data that must be shared with the public and other researchers. NIH’s data sharing policy may be found at the following Web site: http://grants.nih.gov/grants/guide/notice-files/NOT-OD-03-032.html

NIH recognizes that data sharing may be complicated or limited, in some cases, by institutional policies, local IRB rules, as well as local, state and Federal laws and regulations, including the Privacy Rule (see HHS-published documentation on the Privacy Rule at http://www.hhs.gov/ocr/). The rights and privacy of people who participate in NIH-funded research must be protected at all times; thus, data intended for broader use should be free of identifiers that would permit linkages to individual research participants and variables that could lead to deductive disclosure of the identity of individual subjects.

ARTICLE H.20. HOTEL AND MOTEL FIRE SAFETY ACT OF 1990 (P.L. 101-391)

Pursuant to Public Law 101-391, no Federal funds may be used to sponsor or fund in whole or in part a meeting, convention, conference or training seminar that is conducted in, or that otherwise uses the rooms, facilities, or services of a place of public accommodation that do not meet the requirements of the fire prevention and control guidelines as described in the Public Law. This restriction applies to public accommodations both foreign and domestic. Public accommodations that meet the requirements can be accessed at: http://www.usfa.fema.gov/hotel/index.htm

ARTICLE H.21. NIH POLICY ON ENHANCING PUBLIC ACCESS TO ARCHIVED PUBLICATIONS RESULTING FROM NIH-FUNDED RESEARCH

The Policy requests that beginning May 2, 2005, NIH-funded investigators submit to the NIH National Library of Medicine’s (NLM) PubMed Central (PMC) an electronic version of the author’s final manuscript, upon acceptance for publication, resulting from research supported in whole or in part with direct costs from NIH. NIH defines the author’s final manuscript as the final version accepted for journal publication, and includes all modifications from the publishing peer review process. The PMC archive will preserve permanently these manuscripts for use by the public, health care providers, educators, scientists, and NIH. The Policy directs electronic

Argos Therapeutics, Inc.	Contract No. HHSN266200600019C

submissions to the NIHINLM/PMC: http://www.pubmedcentral.nih.gov. Additional information is available at http://grants.nih.gov/grants/guide/notice-filesINOT-OD-05-022.html.

PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

ARTICLE I.1. GENERAL CLAUSES FOR A COST-REIMBURSEMENT RESEARCH AND DEVELOPMENT CONTRACT - FAR 52.252-2, CLAUSES INCORPORATED BY REFERENCE (FEBRUARY 1998)

This contract incorporates the following clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this address: http://www.acquisition.gov/comp/far/index.html.

a. FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES:

FAR CLAUSE NO.	DATE	TITLE

52.202-1	Jul 2004	Definitions (Over $100,000)

52.203-3	Apr 1984	Gratuities (Over $100,000)

52.203-5	Apr 1984	Covenant Against Contingent Fees (Over $100,000)

52.203-6	Jul 1995	Restrictions on Subcontractor Sales to the Government (Over $100,000)

52.203-7	Jul 1995	Anti-Kickback Procedures (Over $100,000)

52.203-8	Jan 1997	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity (Over $100,000)

52.203-10	Jan 1997	Price or Fee Adjustment for Illegal or Improper Activity (Over $100,000)

52.203-12	Sep 2005	Limitation on Payments to Influence Certain Federal Transactions (Over $100,000)

52.204-4	Aug 2000	Printed or Copied Double-Sided on Recycled Paper (Over $100,000)

52.204-7	Jul 2006	Central Contractor Registration

52.209-6	Jan 2005	Protecting the Government’s Interests When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment (Over $25,000)

52.215-2	Jun 1999	Audit and Records - Negotiation (Over $100,000)

52.215-8	Oct 1997	Order of Precedence - Uniform Contract Format

52.215-10	Oct 1997	Price Reduction for Defective Cost or Pricing Data

Argos Therapeutics, Inc.	Contract No. HHSN266200600019C

FAR CLAUSE NO.	DATE	TITLE

52.215-12	Oct 1997	Subcontractor Cost or Pricing Data (Over $500,000)

52.215-14	Oct 1997	Integrity of Unit Prices (Over $100,000)

52.215-15	Oct 2004	Pension Adjustments and Asset Reversions

52.215-18	Jul 2005	Reversion or Adjustment of Plans for Post-Retirement Benefits (PRB) other than Pensions

52.215-19	Oct 1997	Notification of Ownership Changes

52.215-21	Oct 1997	Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data – Modifications

52.216-7	Dec 2002	Allowable Cost and Payment

52.216-8	Mar 1997	Fixed Fee

52.219-8	May 2004	Utilization of Small Business Concerns (Over $100,000)

52.219-9	Jul 2005	Small Business Subcontracting Plan (Over $500,000, $1,000,000 for Construction)

52.219-16	Jan 1999	Liquidated Damages - Subcontracting Plan (Over $500,000, $1,000,000 for Construction)

52.222-2	Jul 1990	Payment for Overtime Premium (Over $100,000) (Note: The dollar amount in paragraph (a) of this clause is $0 unless otherwise specified in the contract.)

52.222-3	Jun 2003	Convict Labor

52.222-21	Feb 1999	Prohibition of Segregated Facilities

52.222-26	Apr 2002	Equal Opportunity

52.222-35	Dec 2001	Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans

52.222-36	Jun 1998	Affirmative Action for Workers with Disabilities

52.222-37	Dec 2001	Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans

52.222-50	Apr 2006	Combating Trafficking in Persons

52.223-6	May 2001	Drug-Free Workplace

52.223-14	Aug 2003	Toxic Chemical Release Reporting (Over $100,000)

52.225-1	Jun 2003	Buy American Act -Supplies

52.225-13	Feb 2006	Restrictions on Certain Foreign Purchases

52.227-1	Jul 1995	Authorization and Consent, Alternate I (Apr 1984)

52.227-2	Aug 1996	Notice and Assistance Regarding Patent and Copyright Infringement (Over $100,000)

Argos Therapeutics, Inc.	Contract No. HHSN266200600019C

FAR CLAUSE NO.	DATE	TITLE

52.227-11	Jun 1997	Patent Rights -Retention by the Contractor (Short Form) (Note: In accordance with FAR 27.303(a)(2), paragraph (f) is modified to include the requirements in FAR 27.303(a)(2)(i) through (iv). The frequency of reporting in (i) is annual.

52.227-14	Jun 1987	Rights in Data - General

52.232-9	Apr 1984	Limitation on Withholding of Payments

52.232-17	Jun 1996	Interest (Over $100,000)

52.232-20	Apr 1984	Limitation of Cost

52.232-23	Jan 1986	Assignment of Claims

52.232-25	Oct 2003	Prompt Payment, Alternate I (Feb 2002)

52.232-33	Oct 2003	Payment by Electronic Funds Transfer--Central Contractor Registration

52.233-1	Jul 2002	Disputes

52.233-3	Aug 1996	Protest After Award, Alternate I (Jun 1985)

523.233-4	Oct 2004	Applicable Law for Breach of Contract Claim

52.242-1	Apr 1984	Notice of Intent to Disallow Costs

52.242-3	Aug 1996	Penalties for Unallowable Costs (Over $500,000)

52.242-4	Jan 1997	Certification of Final Indirect Costs

52.242-13	Jul 1995	Bankruptcy (Over $100,000)

52.243-2	Aug 1987	Changes - Cost Reimbursement, Alternate V (Apr 1984)

52.244-2	Aug 1998	Subcontracts, Alternate I (January 2006)

52.244-5	Dec 1996	Competition in Subcontracting (Over $100,000)

52.244-6	Feb 2006	Subcontracts for Commercial Items

52.245-5	May 2004	Government Property (Cost-Reimbursement, Time and Material, or Labor-Hour Contract)

52.245-9	Aug 2005	Use and Charges

52.246-23	Feb 1997	Limitation of Liability (Over $100,000)

52.249-6	Sep 1996	Termination (Cost-Reimbursement)

52.249-14	Apr 1984	Excusable Delays

52.253-1	Jan 1991	Computer Generated Forms

Argos Therapeutics, Inc.	Contract No. HHSN266200600019C

b.	DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CFR CHAPTER 3) CLAUSES:

HHSAR CLAUSE NO	DATE	TITLE

352.202-1	Jan 2001	Definitions - with Alternate paragraph (h) (Jan 2001)

352.216-72	Oct 1990	Additional Cost Principles

352.228-7	Dec 1991	Insurance - Liability to Third Persons

352.232-9	Apr 1984	Withholding of Contract Payments

352.233-70	Apr 1984	Litigation and Claims

352.242-71	Apr 1984	Final Decisions on Audit Findings

352.270-5	Apr 1984	Key Personnel

352.270-6	Jul 1991	Publications and Publicity

352.270-7	Jan 2001	Paperwork Reduction Act

ARTICLE I.2. AUTHORIZED SUBSTITUTIONS OF CLAUSES

ARTICLE 1.1. of this SECTION is hereby modified as follows:

FAR Clause 52.232-20, Limitation of Cost (April 1984), is deleted in its entirety and FAR Clause 52.232-22, Limitation Of Funds (April 1984) is substituted therefor. [NOTE: When this contract is fully funded, FAR Clause 52.232-22, LIMITATION OF FUNDS will no longer apply and FAR Clause 52.232-20, LIMITATION OF COST will become applicable.]

ARTICLE I.3. ADDITIONAL CONTRACT CLAUSES

This contract incorporates the following clauses by reference, with the same force and effect, as if they were given in full text. Upon request, the contracting officer will make their full text available.

a.	FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES

(1)	FAR Clause 52.215-17, Waiver of Facilities Capital Cost of Money (October 1997).

(2)	FAR Clause 52.219-4, Notice of Price Evaluation Preference for HUBZone Small Business Concerns (July 2005).

“(c) Waiver of evaluation preference…

        [ ] Offeror elects to waive the evaluation preference.”

(3)	FAR Clause 52.219-25, Small Disadvantaged Business Participation Program-Disadvantaged Status and Reporting (October 1999).

Argos Therapeutics, Inc.	Contract No. HHSN266200600019C

(4)	FAR Clause 52.223-12, Refrigeration Equipment and Air Conditioners (May 1995)

(5)	FAR Clause 52.224-1, Privacy Act Notification (April 1984).

(6)	FAR Clause 52.224-2, Privacy Act (April 1984).

(7)	FAR Clause 52.227-14, Rights in Data - General (June 1987).

(8)	Alternate V (June 1987), FAR Clause 52.227-14, Rights in Data - General (June 1987). Specific data items that are not subject to paragraph (j) include: None

(9)	FAR Clause 52.227-16, Additional Data Requirements (June 2987)

(10)	FAR Clause 52.242-3, Penalties for Unallowable Costs (May 2001).

(11)	FAR Clause 52.247-63, Preference for U.S. Flag Air Carriers (June 2003).

b.	DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CHAPTER 3) CLAUSES:

(1)	HHSAR Clause 352.223-70, Safety and Health (January 2001). [This clause is provided in full text in SECTION J - Attachments.]

(2)	HHSAR Clause 352.224-70, Confidentiality of Information (April 1984 -including revisions mandated by the 1/3/2005 Federal Register notice which was effective March 2005).

(3)	HHSAR Clause 352.270-8, Protection of Human Subjects (March 2005).

c.	NATIONAL INSTITUTES OF HEALTH (NIH) RESEARCH CONTRACTING (RC) CLAUSES:

The following clauses are attached and made a part of this contract:

(1)	NIH (RC)-7, Procurement of Certain Equipment (April 1984).

(2)	NIH(RC)-11, Research Patient Care Costs (4/1/84).

ARTICLE I.4. ADDITIONAL FAR CONTRACT CLAUSES INCLUDED IN FULL TEXT

This contract incorporates the following clauses in full text.

FEDERAL ACQUISITION REGULATION (FAR)(48 CFR CHAPTER 1) CLAUSES:

a.	FAR Clause 52.222-39, Notification Of Employee Rights Concerning Payment Of Union Dues Or Fees (December 2004)

(a)	Definition. As used in this clause— -

Argos Therapeutics, Inc.	Contract No. HHSN266200600019C

United States means the 50 States, the District of Columbia, Puerto Rico, the Northern Mariana Islands, American Samoa, Guam, the U.S. Virgin Islands, and Wake Island.

(b)	Except as provided in paragraph (e) of this clause, during the term of this contract, the Contractor shall post a notice, in the form of a poster, informing employees of their rights concerning union membership and payment of union dues and fees, in conspicuous places in and about all its plants and offices, including all places where notices to employees are customarily posted. The notice shall include the following information (except that the information pertaining to National Labor Relations Board shall not be included in notices posted in the plants or offices of carriers subject to the Railway Labor Act, as amended (45 U.S.C. 151-188)).

Notice to Employees

Under Federal law, employees cannot be required to join a union or maintain membership in a union in order to retain their jobs. Under certain conditions, the law permits a union and an employer to enter into a union-security agreement requiring employees to pay uniform periodic dues and initiation fees. However, employees who are not union members can object to the use of their payments for certain purposes and can only be required to pay their share of union costs relating to collective bargaining, contract administration, and grievance adjustment.

If you do not want to pay that portion of dues or fees used to support activities not related to collective bargaining, contract administration, or grievance adjustment, you are entitled to an appropriate reduction in your payment. If you believe that you have been required to pay dues or fees used in part to support activities not related to collective bargaining, contract administration, or grievance adjustment, you may be entitled to a refund and to an appropriate reduction in future payments.

For further information concerning your rights, you may wish to contact the National Labor Relations Board (NLRB) either at one of its Regional offices or at the following address or toll free number:

National Labor Relations Board

Division of Information

1099 14th Street, N.W.

Washington, DC 20570

1-866-667-6572

1-866-316-6572 (TTY)

To locate the nearest NLRB office, see NLRB’s website at http://www.nlrb.gov.

Argos Therapeutics, Inc.	Contract No. HHSN266200600019C

(c)	The Contractor shall comply with all provisions of Executive Order 13201 of February 17, 2001, and related implementing regulations at 29 CFR part 470, and orders of the Secretary of Labor.

(d)	In the event that the Contractor does not comply with any of the requirements set forth in paragraphs (b), (c), or (g), the Secretary may direct that this contract be cancelled, terminated, or suspended in whole or in part, and declare the Contractor ineligible for further Government contracts in accordance with procedures at 29 CFR part 470, Subpart B—Compliance Evaluations, Complaint Investigations and Enforcement Procedures. Such other sanctions or remedies may be imposed as are provided by 29 CFR part 470, which implements Executive Order 13201, or as are otherwise provided by law.

(e)	The requirement to post the employee notice in paragraph (b) does not apply to—

(1)	Contractors and subcontractors that employ fewer than 15 persons;

(2)	Contractor establishments or construction work sites where no union has been formally recognized by the Contractor or certified as the exclusive bargaining representative of the Contractor’s employees;

(3)	Contractor establishments or construction work sites located in a jurisdiction named in the definition of the United States in which the law of that jurisdiction forbids enforcement of union-security agreements;

(4)	Contractor facilities where upon the written request of the Contractor, the Department of Labor Deputy Assistant Secretary for Labor-Management Programs has waived the posting requirements with respect to any of the Contractor’s facilities if the Deputy Assistant Secretary finds that the Contractor has demonstrated that—

(i)	The facility is in all respects separate and distinct from activities of the Contractor related to the performance of a contract; and

(ii)	Such a waiver will not interfere with or impede the effectuation of the Executive order; or

(5)	Work outside the United States that does not involve the recruitment or employment of workers within the United States.

(f)	The Department of Labor publishes the official employee notice in two variations; one for contractors covered by the Railway Labor Act and a second for all other contractors. The Contractor shall—

(1)

Obtain the required employee notice poster from the Division of Interpretations and Standards, Office of Labor-Management Standards, U.S. Department of Labor, 200 Constitution Avenue, NW, Room N-5605, Washington, DC 20210, or from any field office of the Department’s

Argos Therapeutics, Inc.	Contract No. HHSN266200600019C

Office of Labor-Management Standards or Office of Federal Contract Compliance Programs;

(2)	Download a copy of the poster from the Office of Labor-Management Standards website at http://www.olms.dol.gov; or

(3)	Reproduce and use exact duplicate copies of the Department of Labor’s official poster.

(g)	The Contractor shall include the substance of this clause in every subcontract or purchase order that exceeds the simplified acquisition threshold, entered into in connection with this contract, unless exempted by the Department of Labor Deputy Assistant Secretary for Labor-Management Programs on account of special circumstances in the national interest under authority of 29 CFR 470.3(c). For indefinite quantity subcontracts, the Contractor shall include the substance of this clause if the value of orders in any calendar year of the subcontract is expected to exceed the simplified acquisition threshold. Pursuant to 29 CFR part 470, Subpart B—Compliance Evaluations, Complaint Investigations and Enforcement Procedures, the Secretary of Labor may direct the Contractor to take such action in the enforcement of these regulations, including the imposition of sanctions for noncompliance with respect to any such subcontractor purchase order. If the Contractor becomes involved in litigation with a subcontractor or vendor, or is threatened with such involvement, as a result of such direction, the Contractor may request the United States, through the Secretary of Labor, to enter into such litigation to protect the interests of the United States.

PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS

SECTION J - LIST OF ATTACHMENTS

The following documents are attached and incorporated in this contract:

1.	Statement of Work, August 2006, 15 pages.

2.	Invoice/Financing Request and Contract Financial Reporting Instructions for NIH Cost-Reimbursement Type Contracts, NIH(RC)-4, (11/03), 5 pages.

3.	Inclusion Enrollment Report, 5/01 (Modified OAMP: 10/01), 2 pages.

4.	Safety and Health, HHSAR Clause 352.223-70, (1/01), 1 page.

5.	Procurement of Certain Equipment, NIH(RC)-7, 4/1/84, 1 page.

6.	Research Patient Care Costs, NIH(RC)-11, 4/1/84, 1 page

7.	Disclosure of Lobbying Activities, SF LLL, 3 pages.

8.	Employee Separation Checklist, 1 page. Fillable PDF format located at: http://rcb.cancer.gov/rcb-internet.nci.nih.gov/forms/Emp-sep-checklist.pdf

9.	Report of Government Owned, Contractor Held Property, 1 page.

Argos Therapeutics, Inc.	Contract No. HHSN266200600019C

PART IV - REPRESENTATION AND CERTIFICATIONS

AND OTHER STATEMENTS OF OFFERORS

SECTION K - REPRESENTATIONS AND CERTIFICATIONS

The following documents are incorporated by reference in this contract:

1.	Representations and Certifications dated 8/10/06. In addition, the Contractor agrees to complete an Annual Representations and Certifications located at the Online Representations and Certifications Application (ORCA) website. [This includes the changes identified in paragraph (b) of the FAR provision 52.204-8, Annual Representations and Certifications, contained in the contractor’s proposal.

2.	Human Subjects Assurance Identification Number FWA00010561, dated 08/28/2006.

END of the SCHEDULE

(CONTRACT)

Argos Therapeutics, Inc.	Contract No. HHSN266200600019C

STATEMENT OF WORK

Independently, and not as an agent of the Government, the Contractor shall furnish all necessary services, qualified professional, technical, and administrative personnel, material, equipment and facilities, not otherwise provided by the Government under the terms of this contract, as needed to perform the tasks set forth below.

The goal of this Research Program is to design, develop, and clinically test an autologous HIV immunotherapy capable of eliciting therapeutic immune responses and which is comprised of [**]. The Research Program described in this proposal is divided into 5 Projects, an Administrative Core and a pre-clinical RNA Core. A schematic of the overall Research Program is depicted in Figure 1 below:

[**]

Figure 1. Schematic of the overall Research program. See text for details

Argos therapeutics has developed an autologous HIV immunotherapy. This product, designated AGS-004, consists of [**].

Project 1:

Summary. [**].

Project 1 deliverables:

•	[**].

Project 2:

Summary.

[**].

Project 2 deliverables:

•	[**]

Project 3:

Summary. Activities described in Project 3 will [**].

Project 3 deliverables:

•	[**]

Project 4:

Statement of Work dated 08/2006	1	Attachment 1

Argos Therapeutics, Inc.	Contract No. HHSN266200600019C

Summary. In order to [**].

Project 4 deliverables:

•	[**]

Project 5:

•	Summary. Since the overall goal of this Contract is to identify improvements to Argos’ RNA/DC HIV ‘base product’ (designated AGS-004), [**].

Project 5 deliverables.

[**]

Timelines

[**]

Milestones

[**]

Contract Administration and Organizational Structure

The organizational structure for this Program centers upon the Administrative Core. This Core provides a formal structure for oversight and planning of the research and other activities, and provides for coordination among the research projects and between research, research translation, and clinical activities. Lines of accountability are clearly defined. This structure monitors scientific progress, quality control and operational issues, and budgetary oversight. This structure also provides a mechanism for sharing of information or resources with investigators at other institutions. An organizational diagram appears below. In this diagram, the direct reporting lines from Project and Core and Project Directors to the PI denote scientific exchange, while the Administrative Core itself provides a structure for assimilation of this information and dissemination of findings among investigators.

Statement of Work dated 08/2006	2	Attachment 1

Argos Therapeutics, Inc.	Contract No. HHSN266200600019C

The Administrative Core is designed to cover 3 functional areas:

1.	Program administration - The Principle Investigator will administer over all technical aspects of the Contract and assume responsibility for all reporting requirements.

2.	Fiscal administration - Oversight of all fiscal matters including invoice tracking, financial reporting to NIAD, and periodic financial audits of subcontractors.

3.	General administration - Management of all documents associated with the Contract, maintain current contact information, and coordinate NIAID site visits, Executive Committee meetings, and External Advisory Board meetings.

Executive Committee. The Executive Committee will teleconference [**] with each active performance site to coordinate activities, monitor progress, and to discuss how to overcome problems that have been or may be encountered. Minutes from these teleconferences will be distributed to all performance sites for the purpose of sharing data and progress updates, soliciting feedback and facilitating communication between the researchers.

External Advisory Board. Members of the External Advisory Board will be jointly agreed upon by the Contractor and NIAID after award of the Contract. Members should be experts in the relevant field(s) of research and not associated in any way with the contracted work plan. The Contractor suggests that the Board should consist of [**] members and has budgeted accordingly for estimated annual travel and per diem consulting fees.

Statement of Work dated 08/2006	3	Attachment 1

Argos Therapeutics, Inc.	Contract No. HHSN266200600019C

Reporting. The Principle Investigator assumes responsibility for all technical and fiscal reporting requirements. The Administrative Core along with the Executive Committee provides support for these activities.

Specifically, the Contractor shall furnish, from the office of the Principle Investigator:

•	An Information Security plan within [**] weeks of the Contract award

•	Goals and Milestones Achievement Reports at NIAID’s request

•	An annual Technical Report within [**] weeks of each annual anniversary

•	An annual Site Visit Review Report within [**] weeks of each meeting

•	A Final Technical Report no later than the completion date of the Contract

Statement of Work dated 08/2006	4	Attachment 1

Contract No. HHSN266200600019C

INVOICE/FINANCING REQUEST AND CONTRACT FINANCIAL REPORTING INSTRUCTIONS FOR NIH COST-REIMBURSEMENT CONTRACTS, NIH(RC)-4

General: The contractor shall submit claims for reimbursement in the manner and format described herein and as illustrated in the sample invoice/financing request.

Format: Standard Form 1034, “Public Voucher for Purchases and Services Other Than Personal,” and Standard Form 1035, “Public Voucher for Purchases and Services Other Than Personal—Continuation Sheet,” or reproduced copies of such forms marked ORIGINAL should be used to submit claims for reimbursement. In lieu of SF-1034 and SF-1035, claims may be submitted on the payee’s letter-head or self-designed form provided that it contains the information shown on the sample invoice/financing request.

Number of Copies: As indicated in the Invoice Submission Clause in the contract.

Frequency: Invoices/financing requests submitted in accordance with the Payment Clause shall be submitted monthly unless otherwise authorized by the contracting officer.

Cost Incurrence Period: Costs incurred must be within the contract performance period or covered by precontract cost provisions.

Billing of Costs Incurred: If billed costs include: (1) costs of a prior billing period, but not previously billed; or (2) costs incurred during the contract period and claimed after the contract period has expired, the amount and month(s) in which such costs were incurred shall be cited.

Contractor’s Fiscal Year: Invoices/financing requests shall be prepared in such a manner that costs claimed can be identified with the contractor’s fiscal year.

Currency: All NIH contracts are expressed in United States dollars. When payments are made in a currency other than United States dollars, billings on the contract shall be expressed, and payment by the United States Government shall be made, in that other currency at amounts coincident with actual costs incurred. Currency fluctuations may not be a basis of gain or loss to the contractor. Notwithstanding the above, the total of all invoices paid under this contract may not exceed the United States dollars authorized.

Costs Requiring Prior Approval: Costs requiring the contracting officer’s approval, which are not set forth in an Advance Understanding in the contract shall be so identified and reference the Contracting Officer’s Authorization (COA) Number. In addition, any cost set forth in an Advance Understanding shall be shown as a separate line item on the request.

Invoice/Financing Request Identification: Each invoice/financing request shall be identified as either:

(a)	Interim Invoice/Contract Financing Request - These are interim payment requests submitted during the contract performance period.

(b)	Completion Invoice - The completion invoice is submitted promptly upon completion of the work; but no later than one year from the contract completion date, or within 120

NIH(RC)-4 Rev. 11/2003	1	ATTACHMENT 2

Contract No. HHSN266200600019C

days after settlement of the final indirect cost rates covering the year in which this contract is physically complete (whichever date is later). The completion invoice should be submitted when all costs have been assigned to the contract and all performance provisions have been completed.

(c)	Final Invoice - A final invoice may be reqUired after the amounts owed have been settled between the Government and the contractor (e.g., resolution of all suspensions and audit exceptions).

Preparation and Itemization of the Invoice/Financing Request: The contractor shall furnish the information set forth in the explanatory notes below. These notes are keyed to the entries on the sample invoice/financing request.

(a)	Designated Billing Office Name and Address - Enter the designated billing office and address, identified in the Invoice Submission Clause of the contract, on all copies of the invoice/financing request.

(b)	Invoice/Financing Request Number - Insert the appropriate serial number of the invoice/financing request.

(c)	Date Invoice/Financing Request Prepared - Insert the date the invoice/financing request is prepared.

(d)	Contract Number, ADB Number and Date - Insert both the contract number and the ADS number (which appears in the upper left hand corner of the face page of the contract), and the effective date of the contract.

(e)	Payee’s Name and Address - Show the contractor’s name (as it appears in the contract), correct address, and the title and phone number of the responsible official to whom payment is to be sent. When an approved assignment has been made by the contractor, or a different payee has been designated, then insert the name and address of the payee instead of the contractor.

(f)	Total Estimated Cost of Contract - Insert the total estimated cost of the contract, exclusive of fixed-fee. For incrementally funded contracts, enter the amount currently obligated and available for payment.

(g)	Total Fixed-Fee - Insert the total fixed-fee (where applicable). For incrementally funded contracts, enter the amount currently obligated and available for payment.

(h)	Billing Period - Insert the beginning and ending dates (month, day, and year) of the period in which costs were incurred and for which reimbursement is claimed.

(i)	Incurred Cost - Current - Insert the amount billed for the major cost elements, adjustments, and adjusted amounts for the current period.

(j)	Incurred Cost - Cumulative - Insert the cumulative amounts billed for the major cost elements and adjusted amounts claimed during this contract.

NIH(RC)-4 Rev. 11/2003	2	ATTACHMENT 2

Contract No. HHSN266200600019C

(k)	Direct Costs - Insert the major cost elements. For each .element, consider the application of the paragraph entitled “Costs Requiring Prior Approval” on page 1 of these instructions.

(l)	Direct Labor - Include salaries and wages paid (or accrued) for direct performance of the contract. For Key Personnel, list each employee on a separate line. List other employees as one amount unless otherwise required by the contract.

(2)	Fringe Benefits - List any fringe benefits applicable to direct labor and billed as a direct cost. Fringe benefits included in indirect costs should not be identified here.

(3)	Accountable Personal Property - Include permanent research equipment and general purpose equipment having a unit acquisition cost of $1,000 or more and having an expected service life of more than two years, and sensitive property regardless of cost (see the HHS Contractor’s Guide for Control of Government Property). Show permanent research equipment separate from general purpose equipment. Prepare and attach the NIH Form entitled, Report of Government Owned, Contractor Held Property,” in accordance with the following instructions:

List each item for which reimbursement is requested. A reference shall be made to the following (as applicable):

•	The item number for the specific piece of equipment listed in the Property Schedule.

•	The Contracting Officer’s Authorization letter and number, if the equipment is not covered by the Property Schedule.

•	An asterisk (*) shall precede the item if the equipment is below the approval level.

(4)	Materials and Supplies - Include equipment with unit costs of less than $1,000 or an expected service life of two years or less, and consumable material and supplies regardless of amount.

(5)	Premium Pay - List remuneration in excess of the basic hourly rate.

(6)	Consultant Fee - List fees paid to consultants. Identify consultant by name or category as set forth in the contract’s Advance Understanding or in the COA letter, as well as the effort (i.e., number of hours, days, etc.) and rate being billed.

(7)	Travel - Include domestic and foreign travel. Foreign travel is travel outside of Canada, the United States and its territories and possessions. However, for an organization located outside Canada, the United States and its territories and possessions, foreign travel means travel outside that country. Foreign travel must be billed separately from domestic travel.

NIH(RC)-4 Rev. 11/2003	3	ATTACHMENT 2

Contract No. HHSN266200600019C

(8)	Subcontract Costs - List subcontractor(s) by name and amount billed.

(9)	Other - List all other direct costs in total unless exceeding $1,000 in amount. If over $1,000, list cost elements and dollar amounts separately. If the contract contains restrictions on any cost element, that cost element must be listed separately.

(l)	Cost of Money (COM) - Cite the COM factor and base in effect during the time the cost was incurred and for which reimbursement is claimed.

(m)	Indirect Costs - Overhead - Identify the cost base, indirect cost rate, and amount billed for each indirect cost category.

(n)	Fixed-Fee Earned - Cite the formula or method of computation for the fixed-fee (if any). The fixed-fee must be claimed as provided for by the contract.

(o)	Total Amounts Claimed - Insert the total amounts claimed for the current and cumulative periods.

(p)	Adjustments - Include amounts conceded by the contractor, outstanding suspensions, and/or disapprovals subject to appeal.

(q)	Grand Totals

The contracting officer may require the contractor to submit detailed support for costs claimed on one or more interim invoices/financing requests.

NIH(RC)-4 Rev. 11/2003	4	ATTACHMENT 2

Contract No. HHSN266200600019C

FINANCIAL REPORTING INSTRUCTIONS:

These instructions are keyed to the Columns on the sample invoice/financing request.

Column A—Expenditure Category - Enter the expenditure categories required by the contract.

Column B—Cumulative Percentage of Effort/Hrs.-Negotiated - Enter the percentage of effort or number of hours agreed to doing contract negotiations for each employee or labor category listed in Column A.

Column C—Cumulative Percentage of Effort/Hrs.-Actual - Enter the percentage of effort or number of hours worked by each employee or labor category listed in Column A.

Column D—Incurred Cost-Current - Enter the costs, which were incurred during the current period.

Column E—Incurred Cost-Cumulative - Enter the cumulative cost to date.

Column F—Cost at Completion -Enter data only when the contractor estimates that a particular expenditure category will vary from the amount negotiated. Realistic estimates are essential.

Column G—Contract Amount - Enter the costs agreed to during contract negotiations for all expenditure categories listed in Column A.

Column H—Variance (Over or Under) - Show the difference between the estimated costs at completion (Column F) and negotiated costs (Column G) when entries have been made in Column F. This column need not be filled in when Column F is blank. When a line item varies by plus or minus 10 percent, i.e., the percentage arrived at by dividing Column F by Column G, an explanation of the variance should be submitted. In the case of an overrun (net negative variance), this submission shall not be deemed as notice under the Limitation of Cost (Funds) Clause of the contract.

Modifications: Any modification in the amount negotiated for an item since the preceding report should be listed in the appropriate cost category.

Expenditures Not Negotiated: An expenditure for an item for which no amount was negotiated (e.g., at the discretion of the contractor in performance of its contract) should be listed in the appropriate cost category and all columns filled in, except for G. Column H will of course show a 100 percent variance and will be explained along with those identified under H above.

NIH(RC)-4 Rev. 11/2003	5	ATTACHMENT 2

Contract No. HHSN266200600019C

SAMPLE INVOICE/FINANCING REQUEST AND CONTRACT FINANCIAL REPORT

(a) Billing Office Name and Address	(b) Invoice/Financing Request No.

NATIONAL INSTITUTES OF HEALTH

National Cancer Institute, OA EPS

Room 6120, EXECUTIVE BLVD MSC

Bethesda, MD 20892-

(e)    Payee’s Name and Address

ABC CORPORATION

100 Main Street

Anywhere, USA zip code

Attn: Name, Title & Phone Number of Official to

          Whom Payment is Sent

(c) Date Invoice Prepared (d) Contract No. ADB No. Effective Date (f) Total Estimated Cost __________________________________________ (g) Total Fixed Fee

(h) This invoice/financing request represents reimbursable costs for the period from to

Expenditure Category* A	Cumulative Percentage of Efforts/Hrs.		Incurred Cost		Cost at Completion F	Contact Amount G	Variance H
	Negotiated B	Actual C	(i) Current D	(j) Cumulative E
(k) Direct Costs:
(1) Direct Labor
(2) Fringe Benefits
(3) Accountable Property (attach HHS-565)
(4) Materials & Supplies
(5) Premium Pay
(6) Consultant Fees
(7) Travel
(8) Subcontracts
(9) Other
Total Direct Costs
(1) Cost of Money
(m) Overhead
G&A
(n) Fixed Fee
(o) Total Amount Claimed
(p) Adjustments
(q) Grand Totals

I certify that all payments are for appropriate purposes and in accordance with the contract.

____________________________________________	______________________________________________
(Name of Official)	(Title)

*	Attach details as specified in the contract

NIH(RC)-4 Rev. 11/2003	6	ATTACHMENT 2

Contract No. HHSN266200600019C

INCLUSION ENROLLMENT REPORT

This report format should NOT be used for data collection from study participants

Study Title:
Total Enrollment:	Protocol Number:
Contract Number:
PART A. TOTAL ENROLLMENT REPORT: Number of Subjects Enrolled to Date (Cumulative) by Ethnicity and Race

Ethnic Category	Sex/Gender
	Females	Males	Unknown or Not Reported	Total
Hispanic or Latino
Not Hispanic or Latino
Unknown (Individuals not reporting ethnicity)
Ethnic Category: Total of all Subjects*
Racial Categories
American Indian/Alaska Native
Asian
Native Hawaiian or Other Pacific Islander
Black or African American
White
More than one race
Unknown or not reported
Racial Categories: Total of all Subjects*

PART B: HISPANIC ENROLLMENT REPORT: Number of Hispanics or Latinos Enrolled to Date (Cumulative)

Racial Categories	Females	Males	Unknown or Not Reported	Total
American Indian or Alaska Native
Asian
Native Hawaiian or Other Pacific Islander

Annual Technical Progress Report Format July, 1994	1	ATTACHMENT 3

Contract No. HHSN266200600019C

Black or African American
White
More Than One Race
Unknown or not reported
Racial Categories: Total of Hispanics or Latinos**
* These totals must agree ** These totals must agree

Annual Technical Progress Report Format July, 1994	2	ATTACHMENT 3

Contract No. HHSN266200600019C

HHSAR 352.223-70 SAFETY AND HEALTH (JANUARY 2001)

(a)	To help ensure the protection of the life and health of all persons and to help prevent damage to property, the Contractor shall comply with all Federal, State and local laws and regulations applicable to the work being performed under the contract. These laws are implemented and/or enforced by the Environmental Protection Agency, Occupational Safety and Health Administration and other agencies at the Federal, State and local levels (Federal, State and local regulatory/enforcement agencies).

(b)	Further, the Contractor shall take or cause to be taken additional safety measures as the Contracting Officer in conjunction with the project or other appropriate officer, determines to be reasonably necessary. If compliance with these additional safety measures results in an increase or decrease in the cost or time required for performance of any part of work under this contract, an equitable adjustment will be made in accordance with the applicable “Changes” Clause set forth in this contract.

(c)	The Contractor shall maintain an accurate record of, and promptly report to the Contracting Officer, all accidents or incidents resulting in the exposure of persons to toxic substances, hazardous materials or hazardous operations; the injury or death of any person; and/or damage to property incidental to work performed under the contract and all violations for which the Contractor has been cited by any Federal, State or local regulatory/enforcement agency. The report shall include a copy of the notice of violation and the findings of any inquiry or inspection, and an analysis addressing the impact these violations may have on the work remaining to be performed. The report shall also state the required action(s), if any, to be taken to correct any violation(s) noted by the Federal, State or local regulatory/enforcement agency and the time frame allowed by the agency to accomplish the necessary corrective action.

(d)	If the Contractor fails or refuses to comply promptly with the Federal, State or local regulatory/enforcement agency’s directive(s) regarding any violation(s) and prescribed corrective action(s), the Contracting Officer may issue an order stopping all or part of the work until satisfactory corrective action (as approved by the Federal, State or local regulatory/enforcement agencies) has been taken and documented to the Contracting Officer. No part of the time lost due to any stop work order shall be subject to a claim for extension of time or costs or damages by the Contractor.

(e)	The Contractor shall insert the substance of this clause in each subcontract involving toxic substances, hazardous materials, or operations. Compliance with the provisions of this clause by subcontractors will be the responsibility of the Contractor.

(End of clause)

Safety and Health Clause HHSR 352.223-70, (1/01)	1	ATTACHMENT 4

Contract No. HHSN266200600019C

PROCUREMENT OF CERTAIN EQUIPMENT

Notwithstanding any other clause in this contract, the Contractor will not be reimbursed for the purchase, lease, or rental of any item of equipment listed in the following Federal Supply Groups, regardless of the dollar value, without the prior written approval of the Contracting Officer.

67 – Photographic Equipment
69 – Training Aids and Devices
70 – General Purpose ADP Equipment, Software, Supplies and Support (Excluding 7045-ADP Supplies and Support Equipment.)
71 – Furniture
72 – Household and Commercial Furnishings and Appliances
74 – Office Machines and Visible Record Equipment
77 – Musical Instruments, Phonographs, and Home-type Radios
78 – Recreational and Athletic Equipment

When equipment in these Federal Supply Groups is requested by the Contractor and determined essential by the Contracting Officer, the Government will endeavor to fulfill the requirement with equipment available from its excess personal property sources, provided the request is made under a contract. Extensions or renewals of approved existing leases or rentals for equipment in these Federal Supply Groups are excluded from the provisions of this article.

NIH(RC)-7 (4/1/84)	ATTACHMENT 5

Contract No. HHSN266200600019C

RESEARCH PATIENT CARE COSTS

(a)	Research patient care costs are the costs of routine and ancillary services provided to patients participating in research programs described in this contract.

(b)	Patient care costs shall be computed in a manner consistent with the principles and procedures used by the Medicare Program for determining the part of Medicare reimbursement based on reasonable costs. The Diagnostic Related Group (DRG) prospective reimbursement method used to determine the remaining portion of Medicare reimbursement shall not be used to determine patient care costs. Patient care rates or amounts shall be established by the Secretary of HHS or his duly authorized representative.

(c)	Prior to submitting an invoice for patient care costs under this contract, the contractor must make every reasonable effort to obtain third party payment, where third party payors (including Government agencies) are authorized or are under a legal obligation to pay all or a portion of the charges incurred under this contract for patient care.

(d)	The contractor must maintain adequate procedures to identify those research patients participating in this contract who are eligible for third party reimbursement.

(e)	Only those charges not recoverable from third party payors or patients and which are consistent with the terms and conditions of the contract are chargeable to this contract.

NIH (RC)-11 (4/1/84)	ATTACHMENT 6

Contract No. HHSN266200600019C

DISCLOSURE OF LOBBYING ACTIVITIES

Approved by OMB

0348-0046

Complete this form to disclose lobbying activities pursuant to 31 U.S.C. 1352

(See reverse for public burden disclosure).

1. Type of Federal Action:	2. Status of Federal Action	3. Report Type:

a. contract b. grant c. Cooperative agreement d. loan e. loan guarantee f. loan insurance	a. bid/offer application b. initial award c. post-award	a. initial filing b. material change For Material Change Only: year ____ quarter _____ date of last report _____

4. Name and Address of Reporting Entity: Prime	5. If Reporting Entity in No.4 is Subawardee, Enter Name and Address of Prime
G Subawardee
Tier , if known:

Congressional District, if known:	Congressional District, if known:
6. Federal Department/Agency:	7. Federal Program Name/Description CFDA Number, if applicable: _______________

8. Federal Action Number, if known:

a. Name and Address of Lobbying Entity

    (if individual, last name, first name, MI):

Information requested through this form is authorized by title 31 U.S.C. section. This disclosure o( lobbying activities is a material representation of fact upon reliance was placed by the tier above when this transaction was made or into. This disclosure is required pursuant to 31 U.S.C. 1352. This information available for public inspection. Any person who fails to file the required di shall be subject to a civil penalty of not less than $10,000 and not mo $100,000 for each failure.

9. Award Amount, if known:

    $

Individual Performing Services (including address if different from No. 10a) (last name, first name, MI)

Signature:___________________________________

Print Name:__________________________________

Title:_______________________________________

Telephone No.:_____________ Date:______________

Federal Use Only	Authorized for Local Reproduction Standard Form – LL (Rev 7-97)

Disclosure of Lobbying Activities SF-LLLL	1	ATTACHMENT 7

Contract No. HHSN266200600019C

INSTRUCTIONS FOR COMPLETION OF SF-LLL, DISCLOSURE OF LOBBYING ACTIVITIES

This disclosure form shall be completed by the reporting entity, whether subawardee of prime Federal recipient, at the initiation or receipt of a covered Federal action, or a material change to a previous filing, pursuant to title 31 U.S.C. section 1352. The filing of a form is required for each payment or agreement to make payment to any lobbying entity for influencing of attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with a covered Federal action. Use the SF-LLL-A Continuation Sheet for additional information if the space on the form is inadequate. Complete all items that apply for both the initial filing and material change report. Refer to the implementing guidance published by the Office of Management and Budget for additional information.

1.	Identify the type of covered Federal action for which lobbying activity is and/or has been secured to influence the outcome of a covered Federal action.

2.	Identify the status of the covered Federal action.

3.	Identify the appropriate classification of this report. If this is a follow-up report caused by a material change to the information previously reported, enter the year and quarter in which the change occurred. Enter the date of the last previously submitted report by this reporting entity for this covered Federal action.

4.	Enter the full name, address, city, state and zip code of the reporting entity. Include Congressional District, if known. Check the appropriate classification of the reporting entity that designates if it is, or expects to be, a prime or subaward recipient. Identify the tier of the subawardee, e.g., the first subawardee of the prime is the 1st tier. Subawards include but are not limited to subcontracts, subgrants and contract awards under grants.

5.	If the organization filing the report in item 4 checks “Subawardee,” then enter the full name, address. city, state and zip code of the prime Federal recipient. Include Congressional District, if known.

6.	Enter the name of the Federal agency making the award or loan commitment. Include at least one organizational level below agency name, if known. For example, Department of Transportation, United States Coast Guard.

7.	Enter the Federal program name or description for the covered Federal action (item 1). If known, enter the full Catalog of Federal Domestic Assistance (CFDA) number for grants, cooperative agreements, loans, and loan commitments.

8.	Enter the most appropriate Federal identifying number available for the Federal action identified in item 1 (e.g., Request for Proposal (RFP) number, Invitation for Bid (IFB) number, grant announcement number, the contract, grant, or loan award number, the application/proposal control number assigned by the Federal agency). Include prefixes, e.g., “RFP-DE-90-001.”

Disclosure of Lobbying Activities SF-LLLL	2	ATTACHMENT 7

Contract No. HHSN266200600019C

9.	For a covered Federal action where there has been an award or loan commitment by the Federal agency, enter the Federal amount of the award/loan commitment for the prime entity identified in item 4 or 5.

10. (a)	Enter the full name, address, city, state and zip code of the lobbying registrant under the Lobbying Disclosure of 1995 engaged by the reporting entity identified in item 4 to influence the covered Federal action.

(b)	Enter the full names of the individual(s) performing services, and include full address if different from 10(a); Enter Last Name, First Name, and Middle Initial (MI).

11.	The certifying official shall sign and date the form, print his/her name, title and telephone number.

According to the Paperwork Reduction Act, as amended, no persons are required to respond to a collection of information unless it displays a valid OMB Control Number. The valid OMB control number for this information collection is OMS 0348-0046. Public reporting burden for this collection of information is estimated to average 10 minutes per response, including time for reviewing instructions. searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding the burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to the Office of Management and Budget, Paperwork Reduction Project (0348-0046), Washington, D.C. 20503.

Disclosure of Lobbying Activities SF-LLLL	3	ATTACHMENT 7

Contract No. HHSN266200600019C

DISCLOSURE OF LOBBYING ACTIVITIES

CONTINUATION SHEET

Approved by OMB

0348-0046

Reporting Entity:                                        Page          of

Authorized for Local Production

Disclosure of Lobbying Activities SF-LLLL	4	ATTACHMENT 7

Contract No. HHSN266200600019C

Standard Form – LLL-A

Disclosure of Lobbying Activities SF-LLLL	5	ATTACHMENT 7

Contract No. HHSN266200600019C

EMPLOYEE SEPARATION CHECKLIST

Contractor:	Contract No.:

Departing Staff Member’s Name:	Separation Date:

Check and complete one of the columns below as appropriate:

I. FRIENDLY SEPARATION		II. UNFRIENDLY SEPARATION
Date (Mandatory)	Action	Date (Mandatory)	Action
	Remove all network and system access privileges.		Disable system access as quickly as possible preferably just before the individual is notified of his or her dismissal.

	Collect any authentication tokens.		Terminate access to systems immediately when an employee notifies the Department of a resignation that is on unfriendly terms.

	Retrieve any access cards or Departmental identification badges.		Notify support functions (e.g., help desk) that an employee is no longer authorized access.

	Recover all keys.		Restrict the area and function of employees during the period between termination and leaving.

	Brief employee on continuing confidentiality and privacy responsibilities.		Immediately notify the Project Officer, appropriate NIH security officials (including the NIH Help Desk at 301496-4357), and the assigned IT Systems Manager of the time of removal.

	Review any employee contracts that remain valid after separation.		Request the Project Officer to have the combinations changed on all locks to which the contractor employee has access.

	Return property belonging to the United States Government.		Collect any authentication tokens.

	Identify any unique problems, filing schemes, or data backups created by the employee.		Retrieve any access cards or Departmental identification badges.

	Instruct employees on proper Aclean up@ procedures for their personal computers (PC) before leaving.		Recover all keys.

	Determine the employee’s access termination date, and notify the Project Officer, appropriate NIH security officials (including the NIH Help Desk at 301 ~496-4357), and the assigned IT Systems Manager within 24 hours of the time of termination.		Review the employee’s duties and responsibilities under this contract with the Project Officer and assess the level of risk to the Government.

	Notify the Project Officer in writing upon completion of these actions.		Escort individual off premises in cases where the potential for retaliation is high.

Notify the Project Officer in writing upon completion of these actions.

CERTIFICATION: By signing below, I certify that the above actions were taken on the dates indicated.

Signature and Date	Typed Name of Individual Authorized to Certify for Contractor

Title of Individual Authorized to Certify for Contractor

Contract Handbook – Rev. 8/4/06 Employee Separation Checklist	1	ATTACHMENT 8

Contract No. HHSN266200600019C

REPORT OF GOVERNMENT OWNED, CONTRACTOR

HELD PROPERTY

CONTRACTOR:	CONTRACT NUMBER

ADDRESS	REPORT DATE:

FISCAL YEAR:

CLASSIFICATION	BEGINNING OF PERIOD		ADJUSTMENTS			END OF PERIOD
	# ITEMS	VALUE	GFP ADDED	CAP ADDED	DELETIONS	# ITEMS	VALUE
LAND > = $25K
LAND < = $25K
OTHER REAL > = $25K
OTHER REAL < = $25K
PROPERTY UNDER CONST > = $25K
PROPERTY UNDER CONST < = $25K
PLANT EQUIP > = $25K
PLANT EQUIP < = $25K
SPECIAL TOOLING>= $25K
SPECIAL TOOLING<= $25K
SPECIAL TEST EQUIP>$25K
SPECIAL TEST EQUIP<$25K
AGENCY PECULIAR> =$25K
AGENCY PECULIAR< =$25K
MATERIAL> =$25K (CUMULATIVE)
PROPERTY UNDER MFR>=$25K
PROPERTY UNDER MFR>=$25K

SIGNED BY:					DATE SIGNED:

Contract Handbook – Rev. 8/4/06 Report of Government Owned, Contractor Held Property	ATTACHMENT 9

DEPARTMENT OF HEALTH & HUMAN SERVICES	Public Health Service

National Institutes of Health (NIH)
Phone: 301-496-0612	National Institute of Allergy and Infectious Diseases (NIAID)
Fax: 301-480-5253	Office of Acquisitions, DEA
http://www.niaid.nih.gov/	6700B Rockledge Drive, Room 3214
Bethesda, MD 20892-7612

June 21, 2007

Jeffrey Abbey

Argos Therapeutics, Inc.

4233 Technology Drive

Durham, NC 27704

Subject:	Contract No.: NO1-AI-60019
Modification No. 1

Dear Mr. Abbey:

The purpose of this modification is to revise the contract article that describes the process for submitting invoices for payment. An e-mail was sent to your organization’s business representative. The NIH has launched a new business system. This system requires a change to the current invoice submission procedures. All contracts are being modified to reflect these new procedures.

Effective June 4, the Office of Financial Management (OFM), NIH, is the official point of receipt for invoices (details included in the enclosed modification). All original invoices must be sent to the OFM where they will be received, processed and forwarded to the designated Institute for review and approval. Failure to follow the new instructions may result in the return of your invoice. Please note that the NIAID is not requiring the receipt of duplicate copies by our contract specialists.

I am enclosing an executed copy of the subject modification for your retention. If you have any questions regarding its administration, please contact the undersigned at (301) 451-3691.

Sincerely,

/s/ Cassandra Ellis
Cassandra Ellis
Contract Specialist

Enclosure: a/s

OMB Approval 2700-0042

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. CONTRACT ID CODE	PAGE OF PAGES
				1	2

2. AMENDMENT/MODIFICATION NO. One (1)		3. EFFECTIVE DATE 06/04/2007	4. REQUISITION/PURCHASE REQ. NO	5. PROJECT NO. (If applicable)

6. ISSUED BY	CODE		7. ADMINISTERED BY (IF OTHER THAN ITEM 6)	CODE

Office of Acquisitions, DEA, NIAID National Institutes of Health, DHHS Room 3214, MSC 7612 6700-B Rockledge Drive Bethesda, MD 20892-7612
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State, and Zip Code)			(☐)	9A. AMENDMENT OF SOLICITATION NO.
Argos Therapeutics, Inc. 4233 Technology Drive Durham, NC 27704
9B. DATED (SEE ITEM 11)
10A.MODIFICATION OF CONTRACT/ORDER NO. N01-AI-60019
			X	10B.DATED (SEE ITEM 11) September 30, 2006
CODE		FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐	The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15, and returning one (1) copy of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If Required) N/A

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14
(☐)	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A

X

B.    THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return copies to the issuing office.

14.  DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

PURPOSE: To modify the invoicing instructions for the contract.

TOTAL ESTIMATED COST: $[**] (Unchanged)

TOTAL FUNDS ALLOTTED: $[**] (Unchanged)

FUNDED THROUGH: September 29, 2007 (Unchanged)

COMPLETION DATE: September 29, 2011 (Unchanged)

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or pint) Michelle L. Scala Contracting Officer, OA, NIAID, NIH, DHHS
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA BY /s/ Michelle L. Scala	16C. DATE SIGNED 6/25/07
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070	30-105	STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE	Computer Generated	Prescribed by GSA FAR (48 CFR) 53.

Contract No. N01-AI-60019 Modification No. 1	Special Provisions	Page 2 of 2

ARTICLE G.3. INVOICE SUBMISSION/CONTRACT FINANCING REQUEST AND CONTRACT FINANCIAL REPORT - is hereby modified to read as follows:

a.	Invoice/Financing Request Instructions and Contract Financial Reporting for NIH Cost-Reimbursement Type Contracts NIH(RC)-4 are attached and made part of this contract. The Contractor shall follow the attached instructions and submission procedures specified below to meet the requirements of a “proper invoice” pursuant to FAR Subpart 32.9, Prompt Payment.

(1)	Payment requests shall be submitted as follows:

One original to the following designated billing office:

National Institutes of Health

Office of Financial Management

Commercial Accounts

2115 East Jefferson Street, Room 4B-432, MSC 8500

Bethesda, MD 20892-8500

(2)	In addition to the requirements specified in FAR Subpart 32.9 for a proper invoice, the Contractor shall include the following information on all payment requests:

(a)	Name of the Office of Acquisitions. The Office of Acquisitions for this contract is NIAID.

(b)	Central Point of Distribution. For the purpose of this contract, the Central Point of Distribution is NIAIDOAInvoices.

(c)	Vendor Identification Number: 1109171.

(d)	DUNS number or DUNS+4 that identifies the Contractor’s name and address exactly as stated on the face page of the contract.

(e)	Identification of whether payment is to be made using a two-way or three-way match. This contract requires a two-way match.

b.	Inquiries regarding payment shall be directed to the designated billing office, (301) 496-6088.

SECTION J – Attachment 2, Invoice/Financing Request Instructions and Contract Financial Reporting for NIH Cost-Reimbursement Type Contracts NIH(RC)-4 is hereby replaced with the following updated attachment.

HHS-556

INVOICE/FINANCING REQUEST AND CONTRACT FINANCIAL REPORTING INSTRUCTIONS FOR NIH COST-REIMBURSEMENT CONTRACTS, NlH(RC)-4

Format: Payment requests shall be submitted on the Contractor’s self-generated form in the manner and format prescribed herein and as illustrated in the Sample Invoice/Financing Request. Standard Form 1034, Public Voucher for Purchases and Services Other Than Personal, may be used in lieu of the Contractor’s self-generated form provided it contains all of the information shown on the Sample Invoice/Financing Request. DO NOT include a cover letter with the payment request.

Number of Copies: Payment requests shall be submitted in the quantity specified in the Invoice Submission Instructions in Section G of the Contract Schedule.

Frequency: Payment requests shall not be submitted more frequently than once every two weeks in accordance with the Allowable Cost and Payment Clause incorporated into this contract. Small business concerns may submit invoices/financing requests more frequently than every two weeks when authorized by the Contracting Officer.

Cost Incurrence Period: Costs incurred must be within the contract performance period or covered by precontract cost provisions.

Billing of Costs Incurred: If billed costs include (1) costs of a prior billing period, but not previously billed, or (2) costs incurred during the contract period and claimed after the contract period has expired, the Contractor shall site the amount(s) and month(s) in which it incurred such costs.

Contractor’s Fiscal Year: Payment requests shall be prepared in such a manner that the Government can identify costs claimed with the Contractor’s fiscal year.

Currency: All NIH contracts are expressed in United States dollars. When the Government pays in a currency other than United States dollars, billings shall be expressed, and payment by the Government shall be made, in that other currency at amounts coincident with actual costs incurred. Currency fluctuations may not be a basis of gain or loss to the Contractor. Notwithstanding the above, the total of all invoices paid under this contract may not exceed the United States dollars authorized.

Costs Requiring Prior Approval: Costs requiring the Contracting Officer’s approval, which are not set forth in an Advance Understanding in the contract, shall be identified and reference the Contracting Officer’s Authorization (COA) Number. In addition, the Contractor shall show any cost set forth in an Advance Understanding as a separate line item on the payment request.

Invoice/Financing Request Identification: Each payment request shall be identified as either:

(a)	Interim Invoice/Contract Financing Request: These are interim payment requests submitted during the contract performance period.

(b)	Completion Invoice: The completion invoice shall be submitted promptly upon completion of the work, but no later than one year from the contract completion date, or within 120 days after settlement of the final indirect cost rates covering the year in which the contract is physically complete (whichever date is later). The Contractor shall submit the completion invoice when all costs have been assigned to the contract and it completes all performance provisions.

(c)	Final Invoice: A final invoice may be required after the amounts owed have been settled between the Government and the Contractor (e.g., resolution of all suspensions and audit exceptions).

NIH(RC)-4	Attachment 2
Rev. 05/2007	Page 1 of 6

Preparation and Itemization of the Invoice/Financing Request: The Contractor shall furnish the information set forth in the instructions below. The instructions are keyed to the entries on the Sample Invoice/Financing Request.

(a)	Designated Billing Office Name and Address: Enter the designated billing office name and address, as identified in the invoice Submission Instructions in Section G of the Contract Schedule.

(b)	Contractor’s Name, Address, Point of Contact, VIN, and DUNS or DUNS+4 Number: Show the Contractor’s name and address exactly as they appear in the contract, along with the name, title, phone number, and e-mail address of the person to notify in the event of an improper invoice or, in the case of payment by method other than Electronic Funds Transfer, to whom payment is to be sent. Provide the Contractor’s Vendor Identification Number (VIN), and Data Universal Numbering System (DUNS) number or DUNS+4. The DUNS number must identify the Contractor’s name and address exactly as stated on the face page of the contract. When an approved assignment has been made by the Contractor, or a different payee has been designated, provide the same information for the payee as is required for the Contractor (i.e., name, address, point of contact, VIN, and DUNS).

(c)	Invoice/Financing Request Number: Insert the appropriate serial number of the payment request.

(d)	Date Invoice/Financing Request Prepared: Insert the date the payment request is prepared.

(e)	Contract Number and Order Number (if applicable): Insert the contract number and order number (if applicable).

(f)	Effective Date: Insert the effective date of the contract or if billing under an order, the effective date of the order.

(g)	Total Estimated Cost of Contract/Order: Insert the total estimated cost of the contract, exclusive of Fixed-fee. If billing under an order, insert the total estimated cost of the order, exclusive of fixed-fee. For incrementally funded contracts/orders, enter the amount currently obligated and available for payment.

(h)	Total Fixed-Fee: Insert the total fixed-fee (where applicable). For incrementally funded contracts/orders, enter the amount currently obligated and available for payment.

(i)	Two-Way/Three-Way Match: Identify whether payment is to be made using a two-way or three-way match. To determine required payment method, refer to the Invoice Submission Instructions in Section G of the Contract Schedule.

(j)	Office of Acquisitions: Insert the name of the Office of Acquisitions, as identified in the Invoice Submission Instructions in Section G of the Contract Schedule.

(k)	Central Point of Distribution: Insert the Central Point of Distribution, as identified in the Invoice Submission Instructions in Section G of the Contract Schedule.

(l)	Billing Period: Insert the beginning and ending dates (month, day, and year) of the period in which costs were incurred and for which reimbursement is claimed.

(m)	Amount Billed - Current Period: Insert the amount claimed for the current billing period by major cost element, including any adjustments and fixed-fee. If the Contract Schedule contains separately priced line items, identify the contract line item(s) on the payment request and include a separate breakdown (by major cost element) for each line item.

NIH(RC)-4	Attachment 2
Rev. 05/2007	Page 2 of 6

(n)	Amount Billed - Cumulative: Insert the cumulative amounts claimed by major cost element, including any adjustments and fixed-fee. If the Contract Schedule contains separately priced line items, identify the contract line item(s) on the payment request and include a separate breakdown (by major cost element) for each line item.

(o)	Direct Costs: Insert the major cost elements. For each element, consider the application of the paragraph entitled “Costs Requiring Prior Approval” on page 1 of these instructions.

(1)	Direct Labor: Include salaries and wages paid (or accrued) for direct performance of the contract.

For Level of Effort contracts only, the Contractor shall provide the following information on a separate sheet of paper attached to the payment request:

•	hours or percentage of effort and cost by labor category (as specified in the Level of Effort Article in Section F of the contract) for the current billing period, and

•

hours or percentage of effort and cost by labor category from contract inception through the current billing period. (NOTE: The Contracting Officer may require the Contractor to provide additional breakdown for direct labor, such as position title, employee name, and salary or hourly rate.)

(2)	Fringe Benefits: List any fringe benefits applicable to direct labor and billed as a direct cost. Do not include in this category fringe benefits that are included in indirect costs.

(3)	Accountable Personal Property: Include permanent research equipment and general purpose equipment having a unit acquisition cost of $1,000 or more, with a life expectancy of more than two years, and sensitive property regardless of cost (see the HHS Contractor’s Guide for Control of Government Property). Show permanent research equipment separate from general purpose equipment.

On a separate sheet of paper attached to the payment request, list each item for which reimbursement is requested. An asterisk (*) shall precede the item if the equipment is below the $1,000 approval level. Include reference to the following (as applicable):

•	item number for the specific piece of equipment listed in the Property Schedule, and

•	COA number, if the equipment is not covered by the Property Schedule.

The Contracting Officer may require the Contractor to provide further itemization of property having specific limitations set forth in the contract.

(4)	Materials and Supplies: Include equipment with unit costs of less than $1,000 or an expected service life of two years or less, and consumable material and supplies regardless of amount.

(5)	Premium Pay: List remuneration in excess of the basic hourly rate.

(6)	Consultant Fee: List fees paid to consultants. Identify consultant by name or category as set forth in the contract or COA, as well as the effort (i.e., number of hours, days, etc.) and rate billed.

NIH(RC)-4 Rev. 05/2007	Attachment 2 Page 3 of 6

(7)	Travel: Include domestic and foreign travel. Foreign travel is travel outside of Canada, the United States and its territories and possessions. However, for an organization located outside Canada, the United States and its territories and possessions, foreign travel means travel outside that country. Foreign travel must be billed separately from domestic travel.

(8)	Subcontract Costs: List subcontractor(s) by name and amount billed.

(9)	Other: List all other direct costs in total unless exceeding $1,000 in amount. If over $1,000, list cost elements and dollar amounts separately. If the contract contains restrictions on any cost element, that cost element must be listed separately.

(p)	Cost of Money (COM): Cite the COM factor and base in effect during the time the cost was incurred and for which reimbursement is claimed.

(q)	Indirect Costs: Identify the indirect cost base (IDC), indirect cost rate, and amount billed for each indirect cost category.

(r)	Fixed-Fee: Cite the formula or method of computation for fixed-fee, if applicable. The fixed-fee must be claimed as provided for by the contract.

(s)	Total Amounts Claimed: Insert the total amounts claimed for the current and cumulative periods.

(t)	Adjustments: Include amounts conceded by the Contractor, outstanding suspensions, and/or disapprovals subject to appeal.

(u)	Grand Totals

(v)	Certification of Salary Rate Limitation: If required by the contract (see Invoice Submission Instructions in Section G of the Contract Schedule), the Contractor shall include the following certification at the bottom of the payment request:

“I hereby certify that the salaries billed in this payment request are in compliance with the Salary Rate Limitation Provisions in Section H of the contract.”

The Contracting Officer may require the Contractor to submit detailed support for costs claimed on one or more interim payment requests.

NIH(RC)-4 Rev. 05/2007	Attachment 2 Page 4 of 6

FINANCIAL REPORTING INSTRUCTIONS:

These instructions are keyed to the Columns on the sample invoice/financing request.

Column A - Expenditure Category: Enter the expenditure categories required by the contract.

Column B - Cumulative Percentage of Effort/Hrs. - Negotiated: Enter the percentage of effort or number of hours agreed to for each employee or labor category listed in Column A.

Column C - Cumulative Percentage of Effort/Hrs. - Actual: Enter the percentage of effort or number of hours worked by each employee or labor category listed in Column A.

Column D - Amount Billed - Current: Enter amounts billed during the current period.

Column E - Amount Billed - Cumulative: Enter the cumulative amounts to date.

Column F - Cost at Completion: Enter data only when the Contractor estimates that a particular expenditure category will vary from the amount negotiated. Realistic estimates are essential.

Column G - Contract Amount: Enter the costs agreed to for all expenditure categories listed in Column A.

Column H - Variance (Over or Under): Show the difference between the estimated costs at completion (Column F) and negotiated costs (Column G) when entries have been made in Column F. This column need not be filled in when Column F is blank. When a line item varies by plus or minus 10 percent, i.e., the percentage arrived at by dividing Column F by Column G, an explanation of the variance should be submitted. In the case of an overrun (net negative variance), this submission shall not be deemed as notice under the Limitation of Cost (Funds) Clause of the contract.

Modifications: Any modification in the amount negotiated for an item since the preceding report should be listed in the appropriate cost category.

Expenditures Not Negotiated: An expenditure for an item for which no amount was negotiated (e.g., at the discretion of the Contractor in performance of its contract) should be listed in the appropriate cost category and all columns filled in, except for G. Column H will of course show a 100 percent variance and will be explained along with those identified under H above.

NIH(RC)-4 Rev. 05/2007	Attachment 2 Page 5 of 6

SAMPLE INVOICE/FINANCING REQUEST AND CONTRACT FINANCIAL REPORT

(a) Designated Billing Office Name and Address:	(c) Invoice/Financing Request No.:

National Institutes of Health Office of Financial Management Commercial Accounts	(d) Date Invoice Prepared: (e) Contract No. and Order No. (if applicable):
2115 East Jefferson Street, Room 4B432, MSC 8500 Bethesda, MD 20892-8500	(f) Effective Date:
(b) Contractor’s Name, Address, Point of Contact, VIN, and DUNS or DUNS+4 Number:	(g) Total Estimated Cost of Contract/Order:

ABC CORPORATION	(h) Total Fixed-Fee (if applicable):
100 Main Street Anywhere, USA Zip Code	(i) Two-Way Match: ☐ Three-Way Mate ☐

(j) Office of Acquisitions:

Name, Title, Phone Number, and E-mail Address of person to notify in the event of an improper invoice or, in the case of payment by method other than Electronic Funds Transfer, to whom payment is to be sent.

(k) Central Point of Distribution:

VIN: DUNS or DUNS+4:
(I)	This invoice/financing request represents reimbursable costs for the period from to

	Cumulative Percentage of Effort/Hrs.		Amount Billed		Cost at Completion F	Contract Amount G	Variance H
Expenditure Category* A	Negotiated B	Actual C	(m) Current D	(n) Cumulative E
(o) Direct Costs:
(1) Direct Labor
(2) Fringe Benefits
(3) Accountable Property
(4) Materials & Supplies
(5) Premium Pay
(6) Consultant Fees
(7) Travel
(8) Subcontracts
(9) Other
Total Direct Costs
(p) Cost of Money
(q) Indirect Costs
(r) Fixed Fee
(s) Total Amount Claimed
(t) Adjustments
(u) Grand Totals

I certify that all payments are for appropriate purposes and in accordance with the contract.

(Name of Official) (Title)

*	Attach details as specified in the contract

NIH(RC)-4 Rev. 05/2007	Attachment 2 Page 6 of 6

DEPARTMENT OF HEALTH & HUMAN SERVICES	Public Health Service

National Institutes of Health (NIH)
Phone: 301-496-0612 Fax: 301-480-5253 http://www.niaid.nih.gov/	National Institute of Allergy and Infectious Diseases (NIAID) Office of Acquisitions, DEA 6700B Rockledge Drive, Room 3214 Bethesda, MD 20892-7612

August 20, 2007

Jeffrey Abbey

Argos Therapeutics, Inc.

4233 Technology Drive

Durham, NC 27704

Subject:	Contract No.: HHSN266200600019C/ NO1-AI-60019 Modification No. 2

Dear Mr. Abbey:

I am enclosing an executed copy of the subject modification for your retention. If you have any questions regarding its administration, please contact the undersigned at (301) 451-0612.

Sincerely,

/s/ Michelle L. Scala
Michelle L. Scala Contracting Officer

Enclosure: a/s

OMB Approval 2700-0042

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. CONTRACT ID CODE	PAGE OF PAGES
				1	2
2. AMENDMENT/MODIFICATION NO. Two (2)		3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO 48159	5. PROJECT NO. (If applicable)
6. ISSUED BY	CODE		7. ADMINISTERED BY (IF OTHER THAN ITEM 6)	CODE
Office of Acquisitions, DEA, NIAID National Institutes of Health, DHHS Room 3214, MSC 7612 6700-B Rockledge Drive Bethesda, MD 20892-7612			AIDS RCB
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State, and Zip Code)			(☐)	9A.AMENDMENT OF SOLICITATION NO.
Argos Therapeutics, Inc. 4233 Technology Drive Durham, NC 27704
9B. DATED (SEE ITEM 11)
10A. MODIFICATION OF CONTRACT/ORDER NO. HHSN266200600019C/N01-AI-60019
			X	10B. DATED (SEE ITEM 13) September 30, 2006
CODE		FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐	The above numbered, solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15, and returning one (1) copy of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.ACCOUNTING AND APPROPRIATION DATA (If Required) EIN: 1-56-211007-AI SOCC: 255.55 CAN: 7-8470035 Amount: $[**]
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14
(☐)	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A

B.    THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER (Specify type of modification and authority) FAR 1.602-1; FAR 52.232-22, Limitation of Funds; and Public Law 110-005
E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return copies to the issuing office.

14. DESCRIPTIONOF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

PURPOSE: To provide FY 07 incremental funding and update provisions in Section H.

	TOTAL FUNDS ALLOTTED			TOTAL ESTIMATED COSTS
	Cost	Fixed Fee	Total CPFF	Cost	Fixed Fee	Total CPFF
Prior to this mod	[**]	[**]	[**]	[**]	[**]	[**]
This mod. No. 2	[**]	[**]	[**]	-	-	-

Total	[**]	[**]	[**]	[**]	[**]	[**]

TOTAL ESTIMATED COST: $[**] (Unchanged)	FUNDED THROUGH: September 29, 2008 (Changed)
TOTAL FUNDS ALLOTTED: $[**] (Changed)	COMPLETION DATE: September 29, 2011 (Unchanged)

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAMEAND TITLE OF CONTRACTING OFFICER (Type or pint) Michelle L. Scala Contracting Officer, OA, NIAID, NIH, DHHS
15B. CONTRACTOR/OFFEROR	15C.DATE SIGNED	16B.UNITED STATES OF AMERICA BY /s/ Michelle L. Scala	16C. DATE SIGNED 8/16/07
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070	30-105	STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE	Computer Generated	Prescribed by GSA FAR (48 CFR) 53.

Contract No. N01-AI-60019 Modification No: 2	SPECIAL PROVISIONS	Page 2 of 2

ARTICLE B.2. ESTIMATED COST AND FIXED FEE, paragraphs d. and e., are hereby read as follows:

d.	Total funds currently available for payment and allotted to this contract are hereby increased by $[**] from $[**] to $[**]; of which $[**] represents an increase to the estimated cost from $[**] to $[**]; and of which $[**] represents an increase to the fixed fee from $[**] to $[**].

e.	It is estimated that the amount currently allotted will cover performance of the contract through September 29, 2008.

ARTICLE H.6. CONTINUED BAN ON FUNDING OF HUMAN EMBRYO RESEARCH, paragraph b. is hereby modified to add the following:

b.	Public Law and Section No.	Fiscal Year	Period Covered
	P.L. 110-005*	2007	10/01/06 - 09/30/07

*	Public Law 110-005, Revised Continuing Appropriations Resolution, 2007, extends the legislative provisions provided in the FY 2006 Appropriations Act (Public Law 109-149) through the end of FY 2007.

ARTICLE H.7. NEEDLE EXCHANGE, paragraph b. is hereby modified to add the following:

b.	Public Law and Section No.	Fiscal Year	Period Covered
	P.L. 110-005*	2007	10/01/06 - 09/30/07

*	Public Law 110-005, Revised Continuing Appropriations Resolution, 2007, extends the legislative provisions provided in the FY 2006 Appropriations Act (Public Law 109-149) through the end of FY 2007.

ARTICLE H.10. SALARY RATE LIMITATION LEGISLATION PROVISIONS, paragraphs b. and c. are hereby modified to add the following:

b.	Public Law No.	Fiscal Year	Salary Limitation*
	P.L. 110-005*	2007	Executive Level I

*	Public Law 110-005, Revised Continuing Appropriations Resolution, 2007, extends the legislative provisions provided in the FY 2006 Appropriations Act (Public Law 109-149) through the end of FY 2007. Therefore, the provision that restricts the amount of direct salary to Executive Level I of the Federal Executive Pay Scale continues through FY 2007. The Executive Level I annual salary rate was $183,500 for the period January 1 through December 31, 2006. Effective January 1, 2007, the Executive Level 1 salary rate increased to $186,600.

c.	Payment of direct salaries is limited to the Executive Level I rate which was in effect on the date(s) the expense was incurred.

NOTE:	All prior Public Laws and related Executive Levels incorporated in the Basic Award and all previous Modifications shall remain in effect for the applicable fiscal year and related funds.

ARTICLE H. 16. PRESS RELEASES, paragraph b., is hereby modified to add the following:

b.	Public Law and Section No.	Fiscal Year	Period Covered
	P.L. 110-005*	2007	10/01/06 - 09/30/07

*	Public Law 110-005, Revised Continuing Appropriations Resolution, 2007, extends the legislative provisions provided in the FY 2006 Appropriations Act (Public Law 109-149) through the end of FY 2007.

ARTICLE H.18. ANTI-LOBBYING. paragraph c., is hereby modified to add the following:

c.	Public Law and Section No.	Fiscal Year	Period Covered
	P.L. 110-005*	2007	10/1/06 - 9/30/07

*	Public Law 110-005, Revised Continuing Appropriations Resolution, 2007, extends the legislative provisions provided in the FY2006 Appropriations Act (Public Law 109-149) through the end of FY 2007.

DEPARTMENT OF HEALTH & HUMAN SERVICES	Public Health Service

National Institutes of Health (NIH)
Phone: 301-496-0612	National Institute of Allergy and Infectious Diseases (NIAID)
Fax: 301-480-5253	Office of Acquisitions, DEA
http://www.niaid.nih.gov/	6700B Rockledge Drive, Room 3214
Bethesda, MD 20892-7612

September 19, 2008

Jeffrey Abbey

Argos Therapeutics, Inc.

4233 Technology Drive

Durham, NC 27704

Subject:	Contract No.: N01-AI-60019 Modification No. 3

Dear Mr. Abbey:

Enclosed is an executed copy of the referenced modification for your retention. Should you have any questions regarding its administration, please contact Jason Bell, Contract Specialist, at belljas@niaid.nih.gov or write to:

Contracting Officer

Office of Acquisitions, DEA

National Institute of Allergy and Infectious Diseases

National Institutes of Health, DHHS

6700-B Rockledge Drive

Room 3214, MSC 7612

Bethesda, Maryland 20892-7612

Sincerely,

Michelle L. Scala

Michelle L. Scala

Contracting Officer

Office of Acquisitions

AIDS Research Contracts Branch

National Institute of Allergy

and Infectious Diseases

Enclosure

OMB Approval 2700-0042

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. CONTRACT ID CODE	PAGE OF PAGES
				1	1
2. AMENDMENT/MODIFICATION NO. Three (3)		3. EFFECTIVE DATE 09/09/2008	4. REQUISITION/PURCHASE REQ. NO	5. PROJECT NO. (If applicable)
6. ISSUED BY	CODE		7. ADMINISTERED BY (IF OTHER THAN ITEM 6)	CODE

Office of Acquisitions, DEA, NIAID National Institutes of Health, DHHS Room 3214, MSC 7612 6700-B Rockledge Drive Bethesda, MD 20892-7612
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State, and Zip Code) Argos Therapeutics, Inc. 4233 Technology Drive Durham, NC 27704			(☐)	9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
10A.MODIFICATION OF CONTRACT/ORDER NO. N01-AI-60019
			X	10B.DATED (SEE ITEM 13) September 30, 2006
CODE		FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐	The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15, and returning one (1) copy of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If Required) N/A
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14
(☐)	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A

X

B.         THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return copies to the issuing office.

14.  DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

PURPOSE: To modify an internal accounting administrative change for the contract.

TOTAL ESTIMATED COST: $[**] (Unchanged)

TOTAL FUNDS ALLOTTED: $[**] (Unchanged)

FUNDED THROUGH: September 29, 2008 (Unchanged)

COMPLETION DATE: September 29, 2011 (Unchanged)

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or pint) Michelle L. Scala Contracting Officer, OA, NIAID, HIH, DHHS
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA BY /s/ Michelle L. Scala	16C. DATE SIGNED 9/19/08
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070	30-105	STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE	Computer Generated	Prescribed by GSA FAR (48 CFR) 53.

DEPARTMENT OF HEALTH & HUMAN SERVICES	Public Health Service

National Institutes of Health (NIH)
Phone: 301-496-0612	National Institute of Allergy and Infectious Diseases (NIAID)
Fax: 301-480-5253	Office of Acquisitions, DEA
http://www.niaid.nih.gov/	6700B Rockledge Drive, Room 3214
Bethesda, MD 20892-7612

September 24, 2008

Jeffrey Abbey

Argos Therapeutics, Inc.

4233 Technology Drive

Durham, NC 27704

Subject:	Contract No.: N01-AI-60019 Modification No. 4

Dear Mr. Abbey:

Enclosed is an executed copy of the referenced modification for your retention. Should you have any questions regarding its administration, please contact Jason Bell, Contract Specialist, at belljas@niaid.nih.gov or write to:

Jason Bell

Contract Specialist

Office of Acquisitions, DEA

National Institute of Allergy and Infectious Diseases

National Institutes of Health, DHHS

6700-B Rockledge Drive

Room 3214, MSC 7612

Bethesda, Maryland 20892-7612

Sincerely,

/s/ Matthew Gormley
Matthew Gormley Contracting Specialist Office of Acquisitions Division of AIDS Research Contracts Branch National Institute of Allergy and Infectious Diseases

Enclosure

OMB Approval 2700-0042

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. CONTRACT ID CODE N/A	PAGE OF PAGES
					1	4
2. AMENDMENT/MODIFICATION NO. Four (4)		3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO 755503	5. PROJECT NO. (If applicable) N/A
6. ISSUED BY	CODE		7. ADMINISTERED BY (IF OTHER THAN ITEM 6)	CODE	N/A

Office of Acquisitions, DEA National Institutes of Allergy and Infectious Diseases National Institutes of Health, DHHS Room 3214, MSC 7612 6700-B Rockledge Drive Bethesda, MD 20892-7612			AIDS-RCB
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State, and Zip Code)			(☐)	9A. AMENDMENT OF SOLICITATION NO.
Argos Therapeutics, Inc. 4233 Technology Drive Durham, NC 27704
9B. DATED (SEE ITEM 11)
10A. MODIFICATION OF CONTRACT/ORDER NO. HHSN266200600019C
			X	10B. DATED (SEE ITEM 13) September 30, 2006
CODE		FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐	The above numbered, solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15, and returning one (1) copy of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If Required) EIN: 1-56-211007-A1 SOC: 25.55 CAN 8-8470035 AMOUNT $[**]

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14

(☐)	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A

B.    THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

X	D. OTHER (Specify type of modification and authority) FAR 52.232-22, Limitation of Funds; and P.L. 110-161
E. IMPORTANT: Contractor X is not, ☐ is required to sign this document and return copies to the issuing office.

14.  DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

PURPOSE: To provide incremental funding and update provisions in Sections B and H.

TOTAL FUNDS ALLOTTED
	Cost		Fixed Fee		Total CPFF
Prior to this mod:	[	**]	[	**]	[	**]
This mod. No. 4:	[	**]	[	**]	[	**]
Total	[	**]	[	**]	[	**]

TOTAL ESTIMATED COST: $[**] (Unchanged)	FUNDED THROUGH: March 31, 2010 (Changed)
TOTAL FUNDS ALLOTTED: $[**](Changed)	COMPLETION DATE: September 29, 2011 (Unchanged)

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or pint) Eileen Webster-Cissel Contracting Officer, OA, NIAID, NIH, DHHS
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA BY /s/ Eileen Webster-Cissel	16C. DATE SIGNED 9/24/08
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070	30-105	STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE	Computer Generated	Prescribed by GSA FAR (48 CFR) 53.

Contract No. N01-AI-60019 Modification No: 4	SPECIAL PROVISIONS	Page 2 of 4

BEGINNING WITH THE EFFECTIVE DATE OF THIS MODIFICATION, THE CONTRACT IS HEREBY REVISED AS FOLLOWS:

ARTICLE B.2. ESTIMATED COST AND FIXED FEE, paragraphs d, e., and f., are hereby modified to read as follows:

d.	Total funds currently available for payment and allotted to this contract are hereby increased from $[**] to $[**]; a net increase of $[**]; of which $[**] represents an increase to the estimated cost from $[**] to $[**]; and of which $[**] represents an increase to the fixed fee from $[**] to $[**].

e.	It is estimated that the amount currently allotted will cover performance of the contract through March 31, 2010.

f.	The Contracting Officer may allot additional funds to the contract without the concurrence of the Contractor. Future increments to be allotted to this contract are estimated as follows:

Period	Estimated Cost	Fixed Fee	Total CPFF
09/30/09-09/29/10	[**]	[**]	[**]
09/30/10-09/29/11	[**]	[**]	[**]

ARTICLE H.6. CONTINUED BAN ON FUNDING OF HUMAN EMBRYO RESEARCH is deleted in its entirety and replaced with:

Pursuant to the current HHS annual appropriations act, the Contractor shall not use contract funds for (1) the creation of a human embryo or embryos for research purposes; or (2) research in which a human embryo or embryos are destroyed, discarded, or knowingly subjected to risk of injury or death greater than that allowed for research on fetuses in utero under 45 CFR 46.204(b) and Section 498(b) of the Public Health Service Act (42 U.S.C. 289g(b)). The term “human embryo or embryos” includes any organism, not protected as a human subject under 45 CFR 46 as of the date of the enactment of this Act, that is derived by fertilization, parthenogenesis, cloning, or any other means from one or more human gametes or human diploid cells.

Additionally, in accordance with a March 4, 1997 Presidential Memorandum, Federal funds may not be used for cloning of human beings.

ARTICLE H.7. NEEDLE EXCHANGE is deleted in its entirety and replaced with:

Pursuant to the current HHS annual appropriations act, the Contractor shall not use contract funds to carry out any program of distributing sterile needles or syringes for the hypodermic injection of any illegal drug.

ARTICLE H.10. SALARY RATE LIMITATION LEGISLATION PROVISIONS is deleted in its entirety and replaced with:

Pursuant to the current HHS annual appropriations act, the Contractor shall not use NIH Fiscal Year funds to pay the direct salary of an individual through this contract at a rate in excess of Executive Level I. Direct salary is exclusive of fringe benefits, overhead and general and administrative expenses (also referred to as “indirect costs” or “facilities and administrative (F&A) costs”). Direct salary has the same meaning as the term “institutional base salary.” An individual’s direct salary (or institutional base salary) is the annual compensation that the Contractor pays for an individual’s appointment whether that individual’s time is spent on research, teaching, patient care or other activities. Direct salary (or institutional base salary) excludes any income that an individual may be permitted to earn outside of duties to the Contractor. The annual saiary rate limitation also applies to individuals proposed under subcontracts. It does not apply to fees paid to consultants. If this is a multiple year contract, it may be subject to unilateral modifications by the Government if an individual’s salary rate used to establish contract funding exceeds any salary rate limitation subsequently established in future HHS appropriation acts.

Contract No. N01-AI-60019 Modification No: 4	SPECIAL PROVISIONS	Page 3 of 4

b.	Payment of direct salaries is limited to the Executive Level I rate which was in effect on the date(s) the expense was incurred. See the following Web site for Executive Schedule rates of pay: http://www.opm,qov/oca/. (For current year rates, click on Salaries and Wages / Executive Schedule / Rates of Pay for the Executive Schedule. For prior year rates, click on Salaries and Wages / cursor to bottom of page and select year / Executive Schedule / Rates of Pay for the Executive Schedule. Rates are effective January 1 of each calendar year unless otherwise noted.)

NOTE:	All prior Public Laws and related Executive Levels incorporated in the Basic Award and all previous Modifications shall remain in effect for the applicable fiscal year and related funds.

ARTICLE H.16. PRESS RELEASES is deleted in its entirety and replaced with:

Pursuant to the current HHS annual appropriations act, the Contractor shall clearly state, when issuing statements, press releases, requests for proposals, bid solicitations and other documents describing projects or programs funded in whole or in part with Federal money: (1) the percentage of the total costs of the program or project which will be financed with Federal money; (2) the dollar amount of Federal funds for the project or program; and (3) the percentage and dollar amount of the total costs of the project or program that will be financed by nongovernmental sources.

ARTICLE H.18. ANTI-LOBBYING is deleted in its entirety. It is now covered under HHSAR Clause 352.270-10, incorporated in ARTICLE 1.1.

THE FOLLOWING ARTICLES ARE RENUMBERED AS A RESULT OF THE ABOVE CHANGES:

ARTICLE H.19. SHARING RESEARCH DATA, is renumbered to read ARTICLE H18.

ARTICLE H.20. HOTEL AND MOTEL FIRE SAFETY ACT OF 1990, is renumbered to read ARTICLE H.19.

ARTICLE H.21. NIH POLICY ON ENHANCING PUBLIC ACCESS TO ARCHIVED PUBLICATIONS RESULTING FROM NIH-FUNDED RESEARCH, is renumbered to read ARTICLE H.20.

THE FOLLOWING NEW ARTICLES ARE HEREBY ADDED TO THIS CONTRACT IN COMPLIANCE WITH THE CONTINUING LEGISLATIVE MANDATES FOR FY2008 (P.L. 110-161).

ARTICLE H.21. DISSEMINATION OF FALSE OR DELIBERATELY MISLEADING SCIENTIFIC INFORMATION

Pursuant to the current HHS annual appropriations act, the Contractor shall not use contract funds to disseminate scientific information that is deliberately false or misleading.

ARTICLE H.22. RESTRICTION ON EMPLOYMENT OF UNAUTHORIZED ALIEN WORKERS

Pursuant to the current HHS annual appropriations act, the Contractor shall not use contract funds to employ workers described in section 274A(h)(3) of the Immigration and Nationality Act, which reads as follows:

“(3) Definition of unauthorized alien.-As used in this section, the term ‘unauthorized alien’ means, with respect to the employment of an alien at a particular time, that the alien is not at that time either (A) an alien lawfully admitted for permanent residence, or (B) authorized to be so employed by this Act or by the Attorney General.”

ARTICLE H.23. RESTRICTION ON ABORTIONS

Pursuant to the current HHS annual appropriations act, the Contractor shall not use contract funds for any abortion.

ARTICLE H.24. REGISTRATION OF CLINICAL TRIALS IN THE GOVERNMENT DATABASE (ClinicalTrials.gov)

Pursuant to Public Law 110-85, Food and Drug Administration Amendments Act of 2007, Title Vlll-Clinical Trial Databases, the Contractor shall register the clinical trial(s) performed under this contract in the Government database, ClinicalTrials.gov ( http://www.ClinicalTrials.gov ) by the later of December 27, 2007, or 21 days after the first patient is enrolled.

Contract No. N01-AI-60019 Modification No: 4	SPECIAL PROVISIONS	Page 4 of 4

Additional information is available at: http://prsinfo.ciinicaltrials.gov .

THE FOLLOWING SECTON I ARTICLE IS UPDATED IN COMPLIANCE WITH PUBLIC LAW (P.L.) 110-161:

ARTICLE I.1. GENERAL CONTRACT CLAUSES FOR A COST-REIMBURSEMENT RESEARCH AND DEVELOPMENT CONTRACT, subparagraph b., is revised to add the following clause:

HHSAR Clause No. 352.270-10, Jan 2006, Anti-Lobbying

END OF MODIFICATION #4 CONTRACT NO. HHSN266200600019C

DEPARTMENT OF HEALTH & HUMAN SERVICES	Public Health Service

National Institutes of Health (NIH)
Phone: 301-496-0612	National Institute of Allergy and Infectious Diseases (NIAID)
Fax: 301-480-4675	Office of Acquisitions, DEA
http://www.niaid.nih.gov/	6700B Rockledge Drive, Room 3214
Bethesda, MD 20892-7612

July 17, 2009

Jeffrey Abbey

Argos Therapeutics, Inc.

4233 Technology Drive

Durham, NC 27704

Subject:	Contract No. N01-AI-60019

Modification No. 5

Dear Mr. Abbey:

Enclosed is an executed copy of the referenced modification for your retention. Should you have any questions regarding its administration, please contact Jason Bell, Contracting Officer Representative, at belljas@niaid.nih.gov or write to:

Sincerely,

Jason Bell

Contracting Officer Representative

Office of Acquisitions, DEA

National Institute of Allergy and Infectious Diseases

National Institutes of Health, DHHS

6700-B Rockledge Drive

Room 3214, MSC 7612

Bethesda, Maryland 20892-7612

Enclosure

OMB Control No. 2700-0042

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. CONTRACT ID CODE N/A	PAGE OF PAGES
				1	3
2. AMENDMENT/MODIFICATION NO. Five (5)		3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO	5. PROJECT NO. (If applicable) N/A
6. ISSUED BY	CODE		7. ADMINISTERED BY (If other than Item 6)	CODE	N/A

Office of Acquisitions, DEA National Institute of Allergy and Infectious Diseases National Institutes of Health Room 3214, MSC 7612 6700-B Rockledge Drive Bethesda, MD 20892-7612			AIDS-RCB
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, county, State, and ZIP Code)			(X)	9A. AMENDMENT OF SOLICITATION NO.
Argos Therapeutics, Inc. 4233 Technology Drive Durham, NC 27704
9B. DATED (SEE ITEM 11)
			X	10A.MODIFICATION OF CONTRACT/ORDER NO. HHSN266200600019C
10B. DATED (SEE ITEM 13) September 30, 2006
CODE		FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐	The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended ☐ is not extended.

Offers	must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning one (1) copy of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATA SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and data specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) N/A
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14
(X)	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A

B.         THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER Specify type of modification and authority) Public Law (P.L.) 111-8 and P.L. 110-85
E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return copies to the issuing office.

14.  DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

PURPOSE: To update provisions in Sections H and I.4

TOTAL ESTIMATED COST: $[**] (Unchanged)

TOTAL FUNDS ALLOTTED: $[**] (Unchanged)

FUNDED THROUGH: March 29, 2010 (Unchanged)

COMPLETION DATE: September 29, 2011 (Unchanged)

Except at provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Michelle L. Scala Contracting Officer, OA, DEA, NIAID, NIH, DHHS

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA		16C. DATE SIGNED

		BY	/s/ Michelle L. Scala	7/17/09
(Signature of person authorized to sign)			(Signature of Contracting Officer)

NSN 7540-01-152-8070 30 (REV. 10-83) PREVIOUS EDITION UNUSABLE	30-105 Computer Generated	STANDARD FORM Prescribed by GSA FAR (48 CFR) 53.243

Contract No. N01-AI-60019 Modification No: 5	SPECIAL PROVISIONS	Page 2 of 3

BEGINNING WITH THE EFFECTIVE DATE OF THIS MODIFICATION, THE CONTRACT IS HEREBY REVISED AS FOLLOWS:

ARTICLE H.25. NIH POLICY ON ENHANCING PUBLIC ACCESS TO ARCHIVED PUBLICATIONS RESULTING FROM NIH-FUNDED RESEARCH is added as follows:

NIH-funded investigators shall submit to the NIH National Library of Medicine’s (NLM) PubMed Central (PMC) an electronic version of the author’s final manuscript, upon acceptance for publication, resulting from research supported in whole or in part with direct costs from NIH. NIH defines the author’s final manuscript as the final version accepted for journal publication, and includes all modifications from the publishing peer review process. The PMC archive will preserve permanently these manuscripts for use by the public, health care providers, educators, scientists, and NIH. The Policy directs electronic submissions to the NIH/NLM/PMC: http://www.pubmedcentral.nih.gov.

Additional information is available at http://grants.nih.gov/grants/guide/notice-files/NOT-OD-08-033.html

THE FOLLOWING ARTICLE IS ADDED IN COMPLIANCE WITH PUBLIC LAW (P.L.) 110-85:

ARTICLE 1.4. ADDITIONAL FAR CONTRACT CLAUSE INCLUDED IN FULL TEXT, is modified to add

This contract incorporates the following clause in full text.

FAR Clause 52.219-28, Post-Award Small Business Program Representation (April 2009). (a) Definitions. As used in this clause—

Long-term contract means a contract of more than five years in duration, including options. However, the term does not include contracts that exceed five years in duration because the period of performance has been extended for a cumulative period not to exceed six months under the clause at 52.217-8, Option to Extend Services, or other appropriate authority.

Small business concern means a concern, including its affiliates, that is independently owned and operated, not dominant in the field of operation in which it is bidding on Government contracts, and qualified as a small business under the criteria in 13 CFR part 121 and the size standard in paragraph (c) of this clause. Such a concern is “not dominant in its field of operation” when it does not exercise a controlling or major influence on a national basis in a kind of business activity in which a number of business concerns are primarily engaged. In determining whether dominance exists, consideration shall be given to all appropriate factors, including volume of business, number of employees, financial resources, competitive status or position, ownership or control of materials, processes, patents, license agreements, facilities, sales territory, and nature of business activity.

(b) If the Contractor represented that it was a small business concern prior to award of this contract, the Contractor shall represent its size status according to paragraph (e) of this clause or, if applicable, paragraph (g) of this clause, upon the occurrence of any of the following:

(1) Within 30 days after execution of a novation agreement or within 30 days after modification of the contract to include this clause, if the novation agreement was executed prior to inclusion of this clause in the contract.

(2) Within 30 days after a merger or acquisition that does not require a novation or within 30 days after modification of the contract to include this clause, if the merger or acquisition occurred prior to inclusion of this clause in the contract.

(3) For long-term contracts—

(i) Within 60 to 120 days prior to the end of the fifth year of the contract; and

(ii) Within 60 to 120 days prior to the date specified in the contract for exercising any option thereafter.

Contract No. N01-AI-60019 Modification No: 5	SPECIAL PROVISIONS	Page 3 of 3

(c) The Contractor shall represent its size status in accordance with the size standard in effect at the time of this representation that corresponds to the North American Industry Classification System (NAICS) code assigned to this contract. The small business size standard corresponding to this NAICS code can be found at http://www.sba.gov/services/contractingopportunities/sizestandardstopics/ .

(d) The small business size standard for a Contractor providing a product which it does not manufacture itself, for a contract other than a construction or service contract, is 500 employees.

(e) Except as provided in paragraph (g) of this clause, the Contractor shall make the representation required by paragraph (b) of this clause by validating or updating all its representations in the Online Representations and Certifications Application and its data in the Central Contractor Registration, as necessary, to ensure that they reflect the Contractor’s current status. The Contractor shall notify the contracting office in writing within the timeframes specified in paragraph (b) of this clause that the data have been validated or updated, and provide the date of the validation or update.

(f) If the Contractor represented that it was other than a small business concern prior to award of this contract, the Contractor may, but is not required to, take the actions required by paragraphs (e) or (g) of this clause.

(g) If the Contractor does not have representations and certifications in ORCA, or does not have a representation in ORCA for the NAICS code applicable to this contract, the Contractor is required to complete the following representation and submit it to the contracting office, along with the contract number and the date on which the representation was completed:

The Contractor represents that it [ ] is, [ ] is not a small business concern under NAICS Code assigned to contract number.

[Contractor to sign and date and insert authorized signer’s name and title].

(End of clause)

END OF MODIFICATION #5 CONTRACT NO. HHSN266200600019C

DEPARTMENT OF HEALTH & HUMAN SERVICES	Public Health Service

Phone: 301-496-0612 Fax: 301-480-4675 http://www.niaid.nih.gov/	National Institutes of Health (NIH) National Institute of Allergy and Infectious Diseases (NIAID) Office of Acquisitions, DEA 6700B Rockledge Drive, Room 3214 Bethesda, MD 20892-7612

October 5, 2010

Jeffrey Abbey

Argos Therapeutics, Inc.

4233 Technology Drive

Durham, NC 27704

Subject:	Contract No.: N01-AI-60019 Modification No. 6

Dear Mr. Abbey:

Enclosed is an executed copy of the referenced modification for your retention. Should you have any questions regarding its administration, please contact the undersigned at patelkianiaid.nih.gov or write to:

Office of Acquisitions, DEA

National Institute of Allergy and Infectious Diseases

National Institutes of Health, DHHS

6700-B Rockledge Drive

Room 3214, MSC 7612

Bethesda, Maryland 20892-7612

Sincerely,

Kishan Patel Contract Specialist Office of Acquisitions Division of AIDS Research Contracts Branch National Institute of Allergy and Infectious Diseases

Enclosure: a/s

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES
				1	13
2. AMENDMENT/MODIFICATION NO. Six (6)	3. EFFECTIVE DATE July 1, 2010	4. REQUISITION/PURCHASE REQ. N0. 1796906		5. PROJECT NO. (If applicable) N/A
6. ISSUED BY CODE		7. ADMINISTERED BY (If other than Item 6) CODE		N/A
National Institutes of Health National Institute of Allergy and Infectious Diseases DEA, Office of Acquisitions Room 3214, MSC 7612 6700-B Rockledge Drive Bethesda, MD 20892-7612		AIDS-RCB
8. NAME AND ADDRESS OF CONTRACTOR (No. Street, County, State and ZIP Code)		(☐)	9A. AMENDMENT OF SOLICITATION NO.
Argos Therapeutics, Inc. 4233 Technology Drive Durham, NC 27704	VIN # 1109171		9B. DATED (SEE ITEM 11)
		X	10A. MODIFICATION OF CONTRACT/ORDER NO. HHSN266200600019C
10B. DATED (SEE ITEM 13) September 30, 2006
CODE	FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers			☐ Is extended,		☐ Is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods;

(a) By completing Items 8 and 15, and returning one (1) copy of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATA SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and data specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required)
SOC; 25.55 TIN: 56211007 DUNS: [**] CAN: 10-8470035 AMOUNT: $[**] (Reg. #1796906) $[**] (Reg. #1817895)
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(☐)	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET
X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 1.602-1; FAR 17.202; FAR 43.102
D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor	☐ is not,	☒ is required to sign this document and return 2 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

PURPOSE: To modify the contract to incorporate: 1) Identify one separate non-severable Option within the existing Statement of Work; 2) to exercise Option 1; 3) change the Completion Date; and 4) update contract provisions.

	Total Funds Currently Obligated			Total Estimated Cost
	Cost	Fee	Total	Cost	Fee	Total
Prior to this Mod	[**]	[**]	[**]	$26,482,126	$1,395,099	$27,877,225
This Mod #	[**]	[**]	[**]	0	0	0

Revised Total	$26,482,126	$1,395,099	$27,877,225	$26,482,126	$1,395,099	$27,877,225

COMPLETION DATE: May 31, 2013
Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Jeff Abbey, President and CEO	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Michelle L Scala Contracting Officer, OA, DEA, NIAID, NIH

15B. CONTRACTOR/OFFEROR /s/ Jeff Abbey (Signature of person authorized to sign)	15C. DATE SIGNED 9-27-10	16B. UNITED STATES OF AMERICA By:/s/ Michelle L. Scala (Signature of Contracting Officer)	16C. DATE SIGNED 9/28/10

NSN 7540-01-152-8070 PREVIOUS EDITION UNUSABLE	30-105 Computer Generated	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

Contract No. HHSN266200600019C Modification No: 06	SPECIAL PROVISIONS	Page 1 of 13

BEGINNING WITH THE EFFECTIVE DATE OF THIS MODIFICATION, THE GOVERNMENT AND THE CONTRACTOR MUTUALLY AGRESS AS FOLLOWS:

ARTICLE B.2. ESTIMATED COST, is hereby deleted in its entirety and replaced with the following:

ARTICLE B.2. ESTIMATED COST - OPTION

a.	The estimated cost of this contract is $26,482,126.

b.	The fixed fee for this contract is $1,395,099. Payment shall be subject to the withholding provisions of the clauses ALLOWABLE COST AND PAYMENT, and FIXED FEE, referenced in the General Clause Listing in Part II, ARTICLE I.1. of this contract. The Contractor shall complete all work in accordance with the Statement of Work and the contract milestones set forth below. The distribution of the fixed fee shall be paid in installments based on the Project Officer’s written certification regarding the completion of these milestones as follows:

	MILESTONES FOR THE BASE	FIXED FEE

1.	[**]	[**]

2.	[**]	[**]

3.	[**]	[**]

4.	[**]	[**]

5.	[**]	[**]

6.	[**]	[**]

7.	[**]	[**]

8.	[**]	[**]

9.	[**]	[**]

10.	[**]	[**]

[**]

11.	[**]	[**]

12.	[**]	[**]

13.	[**]	[**]

Contract No. HHSN266200600019C Modification No: 06	SPECIAL PROVISIONS	Page 2 of 13

	MILESTONES FOR THE BASE	FIXED FEE

14.	[**]	[**]

15.	[**]	[**]

16.	[**]	[**]

17.	[**]	[**]

18.	[**]	[**]

19.	[**]	[**]

20.	[**]	[**]

c.	The total estimated amount of the contract, represented by the sum of the estimated cost plus the fixed fee is $27,877,225.

d.	If the Government exercises its options pursuant to the OPTION PROVISION Article in SECTION H of this contract, the Government’s total estimated contract amount, represented by the sum of the estimated cost plus fixed fee, will be increased as follows:

	Period of Performance	Estimated Cost	Fixed Fee	Estimated CPFF
Base	09/30/2006-05/31/2013	[**]	[**]	[**]
Option 1 - Autologous Vaccine and Clinical Trial	07/01/2010-05/31/2013	[**]	[**]	[**]
Total Base Period plus Option		$26,482,126	$1,395,099	$27,877,225

ARTICLE B.3. PROVISIONS APPLICABLE TO DIRECT COSTS, paragraph c, Travel Costs, subparagraph 1, Domestic Travel, is hereby revised to incorporate Option periods as follows:

1.	Domestic Travel

Total expenditures for domestic travel (transportation, lodging, subsistence, and incidental expenses) incurred in direct performance of this contract shall not exceed the total amount of $[**], without the prior written approval of the Contracting Officer.

If the Government exercises its Options pursuant to the OPTION PROVISION Article in SECTION H of this contract, the Government’s total estimated amount for domestic travel shall not exceed the amounts indicated below:

Contract No. HHSN266200600019C Modification No: 06	SPECIAL PROVISIONS	Page 3 of 13

	Period of Performance	Total Cost Not to Exceed
Base	09/30/2006-05/31/2013	[**]
Option 1	07/01/2010-05/31/2013	[**]
Total Base plus Options		[**]

ARTICLE B.4. ADVANCE UNDERSTANDINGS, is hereby revised to read as follows:

Paragraph b, c, d, e, f, g and h, is hereby deleted in its entirety and incorporated to read as follows:

b.	Subcontract Modification

1.	The Contractor is authorized to negotiate a modification to their subcontracts with the following:

[**]

The subcontracts shall reflect the Estimated Base and Option Periods and related Estimated Cost/Price identified in the below table. Award of the subcontract modification shall not proceed without the prior written consent of the Contracting Officer upon review of the supporting documentation required by FAR 52.244-2, Subcontracts. After receiving written consent of the subcontract modification by the Contracting Officer, a copy of the signed, executed subcontract modification shall be provided to the Contracting Officer.

2.	The subcontract shall include pre-negotiated Options for periods of performance not to exceed beyond the prime contractor’s period of performance, as follows:

Subcontractors	Base Period	Option 1	Total Cost Not to Exceed
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]

3.	The Contractor shall submit a draft of the subcontract modification within [**] days following the effective date of this modification. The subcontract modification shall include a breakdown (by Base Year and Options) of cost and effort (hours) similar to that shown in this contract under Articles B.2 and F.3.

Contract No. HHSN266200600019C Modification No: 06	SPECIAL PROVISIONS	Page 4 of 13

4.	Within [**] calendar days after receiving written consent from the Contracting Officer to enter into the subcontract modification, a copy of the signed, executed subcontract modification shall be provided to the Contracting Officer.

The Contractor is required to negotiate modifications with all existing Subcontractors to coordinate with the Base and Option Periods identified in Article B.2. per this Modification, and submit these subcontract modifications to the Contracting Officer for consent. Award of these subcontract modifications shall not proceed without the prior written consent of the Contracting Officer upon review of the supporting documentation required by FAR 52.244-2, Subcontracts. After receiving written consent to the modifications of these subcontracts by the Contracting Officer, a copy of each signed, executed subcontract modification shall be provided to the Contracting Officer.

Paragraph i, Consultants is hereby renumbered and modified to read as follows:

c.	Consultants

(1)	Consultant fees to be paid to the members of the External Advisory Board are authorized as indicated below:

Option	Period of Performance	Total Cost, Excluding Travel, Not to Exceed
Base	09/30/2006-05/31/2013	[**]
Option 1	07/01/2010-05/31/2013	[**]
Total Base Plus Option		[**]

(2)	Consultant fees to be paid to [**] are authorized as indicated below:

Option	Period of Performance	Total Cost, Excluding Travel, Not to Exceed
Base	09/30/2006-05/31/2013	[**]
Option 1	07/01/2010-05/31/2013	[**]
Total Base Plus Option		[**]

Paragraph j. is renumbered to d., Paragraph k. is renumbered to e., Paragraph l. is renumbered to f., Paragraph m. is renumbered to g., and paragraph h. is incorporated and shall read as follows:

h.	Subcontract Modifications

The Contractor is required to negotiate modifications with all existing Subcontractors to coordinate with the Base and Option Periods identified in Article B.2. per this Modification, and submit these subcontract modifications to the Contracting Officer for consent. Award of these subcontract modifications shall not proceed without the prior written consent of the Contracting Officer upon review of the supporting documentation required by FAR 52.244-2, Subcontracts. After receiving written consent to the modifications of these subcontracts by the Contracting Officer, a copy of each signed, executed subcontract modification shall be provided to the Contracting Officer.

Contract No. HHSN266200600019C Modification No: 06	SPECIAL PROVISIONS	Page 5 of 13

ARTICLE C.1. STATEMENT OF WORK, Attachment 1, Statement of Work, dated August, 2006, is hereby modified to delineate the work to be performed during the Base and Option Period.

ARTICLE F.1. DELIVERIES. Paragraph a, is hereby revised to identify deliverables for the Base and Option Periods as follows:

a.	For Base, the items specified below as described in SECTION C, ARTICLE C.2. REPORTING REQUIREMENTS will be required to be delivered F.O.B Destination as set forth in FAR 52.247-35, F.O.B. DESTINATION, WITHIN CONSIGNEES PREMISES (APRIL 1984), and in accordance with and by the dates specified below and any specifications stated in SECTION D, PACKAGING, MARKING AND SHIPPING, of this contract:

Items	Description	Quantity	Delivery Schedule
1.	Information Security Plan	1 - Original - CO 1 - Copy -COTR	Within [**] weeks of contract award
2.	Goals and Milestones Achievement Reports	1 - Copy - COTR	Specific dates will be negotiated with the DAIDS COTR
3.	Specific Deliverable for Projects 1, 2, 3 and 5 as outlined in the Statement of Work	1 - Copy - COTR	As Required by the COTR
4.	DAIDS Enterprise Systems Reporting		On an ongoing basis as directed by DAIDS, NIAID
5.	Annual Technical Report	1 - Original - CO 1 - Copy - COTR	[**] day of the twelfth month of each contract year
6.	Annual Site Visit Review and Report	1 - Original - CO 1 - Copy - COTR	[**] month of each contract year.

b.	For Option 1, the items specified below as described in SECTION C, ARTICLE C.2. REPORTING REQUIREMENTS will be required to be delivered F.O.B. Destination as set forth in FAR 52.247-35, F.O.B. DESTINATION, WITHIN CONSIGNEES PREMISES (APRIL 1984), and in accordance with and by the dates specified below and any specification stated in SECTION D, PACKAGING, MARKING AND SHIPPING, of this contract:

Items	Description	Quantity	Delivery Schedule
1.	Goals and Milestones Achievement Reports	1 - Copy - COTR	Specific dates will be negotiated with the DAIDS COTR
2.	Specific Deliverable for Projects 4 and 5 as outlined in the Statement of Work	1 - Copy - COTR	As Required by the COTR
3.	Clinical Trial Protocol(s)	1 - Copy - COTR	As Required by the COTR
4.	DAIDS Enterprise Systems Reporting		On an ongoing basts as directed by DAIDS, NIAID
5.	Annual Technical Report	1 - Original - CO 1 - Copy - COTR	[**] day of the twelfth month of each contract year
6.	Annual Site Visit Review and Report	1 - Original - CO 1 - Copy - COTR	[**] month of each contract year.

Contract No. HHSN266200600019C Modification No: 06	SPECIAL PROVISIONS	Page 6 of 13

7.	Final Technical Report	1 - Original - CO 1 - Copy - COTR	On or before contract expiration

ARTICLE F.3. OPTION PERIODS, is hereby incorporated into this contract and shall read as follows:

ARTICLE F.3. OPTION PERIODS

If the Government exercises its options pursuant to the OPTION PROVISION Article in Section H of this contract, the completion date of the contract will be extended as follows:

Option	Period
Base Period	09/30/2006-05/31/2013
Option 1	07/01/2010-05/31/2013

ARTICLE G.1. PROJECT OFFICER, is hereby deleted in its entirety and replaced with the following:

ARTICLE G.1. CONTRACTING OFFICER’S TECHNICAL REPRESENTATIVE (COTR)

The following Contracting Officer’s Technical Representative (COTR) will represent the Government for the purpose of this contract:

Anthony J. Conley, Ph.D.

Targeted Interventions Branch

Basic Science Program Division of AIDS, NIAID, NIH, DHHS

Room 4100, MSC 7626

6700B Rockledge Drive

Bethesda, Maryland 20892-7626

Email: conleytoaniaid.nih.gov

The COTR is responsible for: (1) monitoring the Contractor’s technical progress, including the surveillance and assessment of performance and recommending to the Contracting Officer changes in requirements; (2) interpreting the statement of work and any other technical performance requirements; (3) performing technical evaluation as required; (4) performing technical inspections and acceptances required by this contract; and (5) assisting in the resolution of technical problems encountered during performance.

The Contracting Officer is the only person with authority to act as agent of the Government under this contract. Only the Contracting Officer has authority to: (1) direct or negotiate any changes in the statement of work; (2) modify or extend the period of performance; (3) change the delivery schedule; (4) authorize reimbursement to the Contractor for any costs incurred during the performance of this contract; or (5) otherwise change any terms and conditions of this contract.

The Government may unilaterally change its COTR designation.

Contract No. HHSN266200600019C Modification No: 06	SPECIAL PROVISIONS	Page 7 of 13

ARTICLE G.3. INVOICE SUBMISSION/CONTRACT FINANCING REQUEST AND CONTRACT FINANCIAL REPORT, is hereby modified to incorporate the following paragraph:

c.	The Contractor’s invoices shall include a summary page of the expenditures for the current billing period, showing a breakdown by each expenditure category. In addition, the Contractor shall provide a separate attachment for each individual funding period (base and any option periods) utilizing the same cost breakdown by cost category. Monthly invoices shall include the cumulative total expenses to date, adjusted (as applicable) to show any amounts suspended by the Government.

SECTION H SPECIAL CONTRACT REQUIREMENTS, is hereby revised to update special contract provisions as follows:

ARTICLE H.5. RESEARCH INVOLVING RECOMBINANT DNA MOLECULES (Including Human Gene Transfer Research, is hereby modified to update the link and to reference the most recent policy on this issue, and shall read as follows:

All research involving Recombinant DNA Molecules shall be conducted in accordance with the NIH Guidelines for Research Involving Recombinant DNA Molecules (http://oba.od.nih.gov/rdna/nih_guidelines_oba.html) and the September 24, 2007 Notice, “Reminder of NIH Policy for Enhancing the Science, Safety, and Ethics of Recombinant DNA Research” (http://grants.nih.gov/grants/guide/notice-files/NOT-OD-07-096.html) (and any subsequent revisions to the Guide Notice) which stipulates biosafety and containment measures for recombinant DNA research and delineates critical, ethical principles and key safety reporting requirements for human gene transfer research (See Appendix M of the Guidelines). These guidelines apply to both basic and clinical research studies.

The Recombinant DNA Advisory Committee (RAC) is charged with the safety of manipulation of genetic material through the use of recombinant DNA techniques. Prior to beginning any clinical trials involving the transfer of recombinant DNA to humans, the trial must be registered with the RAC. If this contract involves new protocols that contain unique and/or novel issues, the RAC must discuss them in a public forum and then the Institutional Biosafety Committee (IBC), the Institutional Review Board (IRB), and the Contracting Officer’s Technical Representative (COTR) and Contracting Officer must approve the protocol prior to the start of the research.

Failure to comply with these requirements may result in suspension, limitation, or termination of the contract for any work related to Recombinant DNA Research or a requirement for Contracting Officer prior approval of any or all Recombinant DNA projects under this contract. This includes the requirements of the Standing Institutional Biosafety Committee (IBC) (See http://oba.od.nih.gov/rdnaibc/ibc.html).

As specified in Appendix M-1-C-4 of the NIH Guidelines, any serious adverse event must be reported immediately to the IRB, the IBC, the Office for Human Research Protections (if applicable), and the NIH Office for Biotechnology Activities (OBA), followed by the filing of a written report with each office/group and copies to the COTR and Contracting Officer. (http://oba.od.nih.gov/oba/rac/quidelines_02/APPENDIX_M.htm).

ARTICLE H.7. NEEDLE EXCHANGE, is hereby deleted in its entirety and replaced with the following:

Contract No. HHSN266200600019C Modification No: 06	SPECIAL PROVISIONS	Page 8 of 13

ARTICLE H.7. NEEDLE DISTRIBUTION

The Contractor shall not use contract funds to distribute any needle or syringe for the purpose of preventing the spread of blood borne pathogens in any location that has been determined by authorities to be inappropriate for such distribution.

ARTICLE H.8. PRIVACY ACT, is hereby deleted in its entirety and replaced with the following:

ARTICLE H.8. PRIVACY ACT. HHSAR 352.224-70 (January 2006)

This contract requires the Contractor to perform one or more of the following: (a) Design; (b) develop; or (c) operate a Federal agency system of records to accomplish an agency function in accordance with the Privacy Act of 1974 (Act) (5 U.S.C. 552a(m)(1)) and applicable agency regulations. The term “system of records” means a group of any records under the control of any agency from which information is retrieved by the name of the individual or by some identifying number, symbol, or other identifying particular assigned to the individual. Violations of the Act by the Contractor and/or its employees may result in the imposition of criminal penalties (5 U.S.C. 552a(i)). The Contractor shall ensure that each of its employees knows the prescribed rules of conduct and that each employee is aware that he/she is subject to criminal penalties for violation of the Act to the same extent as Department of Health and Human Services employees. These provisions also apply to all subcontracts the Contractor awards under this contract which require the design, development or operation of the designated system(s) of records [5 U.S.C. 552a(m)(1)]. The contract work statement: (a) identifies the system(s) of records and the design, development, or operation work the Contractor is to perform; and (b) specifies the disposition to be made of such records upon completion of contract performance. (End of clause)

45 CFR Part 5b contains additional information which includes, the rules of conduct and other Privacy Act requirements and can be found at: http://www.access.gpo.gov/nara/cfr/waisidx_06/45cfr5b_06.html

The Privacy Act System of Records applicable to this project is Number. This document is incorporated into this contract as an Attachment in SECTION J of this contract. This document is also available at: http://oma.od.nih.gov/ms/privacy/pa-files/read02systems.htm

ARTICLE H.10. SALARY RATE LIMITATION LEGISLATION PROVISIONS, is hereby deleted in its entirety and replaced with the following:

ARTICLE H.10. SALARY RATE LIMITATION, HHSAR 352.231-70 (January 2010)

a.	Pursuant to the current and applicable prior HHS appropriations acts, the Contractor shall not use contract funds to pay the direct salary of an individual at a rate in excess of the Federal Executive Schedule Level I in effect on the date an expense is incurred.

b.	For purposes of the salary rate limitation, the terms “direct salary,” “salary,” and “institutional base salary” have the same meaning and are collectively referred to as “direct salary” in this clause. An individual’s direct salary is the annual compensation that the Contractor pays for an individual’s direct effort (costs) under the contract. Direct salary excludes any income that an individual may be permitted to earn outside of duties to the Contractor. Direct salary also excludes fringe benefits, overhead, and general and administrative expenses (also referred to as indirect costs or facilities and administrative [F&A] costs).

Contract No. HHSN266200600019C Modification No: 06	SPECIAL PROVISIONS	Page 9 of 13

Note: The salary rate limitation does not restrict the salary that an organization may pay an individual working under an HHS contract or order; it merely limits the portion of that salary that may be paid with Federal funds.

c.	The salary rate limitation also applies to individuals under subcontracts. If this is a multiple-year contract or order, it may be subject to unilateral modification by the Contracting Officer to ensure that an individual is not paid at a rate that exceeds the salary rate limitation provision established in the HHS appropriations act in effect when the expense is incurred regardless of the rate initially used to establish contract or order funding.

d.	See the salaries and wages pay tables on the U.S. Office of Personnel Management Web site for Federal Executive Schedule salary levels that apply to the current and prior periods.

(End of clause)

See the following Web site for Executive Schedule rates of pay: http://www.opm.gov/oca/. (For current year rates, click on Salaries and Wages / Executive Schedule / Rates of Pay for the Executive Schedule. For prior year rates, click on Salaries and Wages / select Another Year at the top of the page / Executive Schedule / Rates of Pay for the Executive Schedule. Rates are effective January 1 of each calendar year unless otherwise noted.)

ARTICLE H.15. PUBLICATION AND PUBLICITY, is hereby modified to read as follows:

In addition to the requirements set forth in HHSAR Clause 352.227-70, Publications and Publicity incorporated by reference in SECTION I of this contract, the Contractor shall acknowledge the support of the National Institutes of Health whenever publicizing the work under this contract in any media by including an acknowledgment substantially as follows:

“This project has been funded in whole or in part with Federal funds from the National Institutes of Allergy and Infectious Diseases, National Institutes of Health, Department of Health and Human Services, under Contract No. HHSN266200600019C.”

ARTICLE H.16. PRESS RELEASES, is hereby modified to read as follows:

The Contractor shall clearly state, when issuing statements, press releases, requests for proposals, bid solicitations and other documents describing projects or programs funded in whole or in part with Federal money: (1) the percentage of the total costs of the program or project which will be financed with Federal money; (2) the dollar amount of Federal funds for the project or program; and (3) the percentage and dollar amount of the total costs of the project or program that will be financed by nongovernmental sources.

ARTICLE H.20. NIH POLICY ON ENHANCING PUBLIC ACCESS TO ARCHIVED PUBLICATIONS RESULTING FROM NIH-FUNDED RESEARCH, is hereby modified to read as follows:

Contract No. HHSN266200600019C Modification No: 06	SPECIAL PROVISIONS	Page 10 of 13

NIH-funded investigators shall submit to the NIH National Library of Medicine’s (NLM) PubMed Central (PMC) an electronic version of the author’s final manuscript, upon acceptance for publication, resulting from research supported in whole or in part with direct costs from NIH. NIH defines the author’s final manuscript as the final version accepted for journal publication, and includes all modifications from the publishing peer review process. The PMC archive will preserve permanently these manuscripts for use by the public, health care providers, educators, scientists, and NIH. The Policy directs electronic submissions to the NIH/NLM/PMC: http://www.pubmedcentral.nih.gov.

Additional information is available at http://grants.nih.gov/grants/guide/notice-files/NOT-OD-08-033.html

ARTICLE H.25. NIH POLICY ON ENHANCING PUBLIC ACCESS TO ARCHIVED PUBLICATIONS RESULTING FROM NIH-FUNDED RESEARCH, is deleted in its entirety since it is already stated in the contract as ARTICLE H.20.

ARTICLE H.25. OPTION PROVISIONS, is hereby incorporated into this contract as follows:

Unless the Government exercises its option pursuant to the Option Clause set forth in ARTICLE I.3., the contract will consist only of the Base Period of the Statement of Work as defined in Sections C and F of the contract. Pursuant to FAR Clause 52.217-7 - Option for Increased Quantity - Separately Priced Line Item set forth in ARTICLE I.3. of this contract, the Government may, by unilateral contract modification, require the Contractor to perform an additional option set forth in the Statement of Work and also defined in Sections C and F of the contract. If the Government exercises this option, notice must be given within [**] days prior to the completion date of this contract, and the estimated cost of the contract will be increased as set forth in the ESTIMATED COST Article in SECTION B of this contract.

ARTICLE I.2. AUTHORIZED SUBSTITUTION OF CLAUSES, is hereby modified to delete the following clause:

FAR Clause 52.232-20, Limitation of Cost (April 1984), is deleted in its entirety and FAR Clause 52.232-22, Limitation of Funds (April 1984) is substituted therefore. [NOTE: When this contract is fully funded, FAR Clause 52.232-22, Limitation of Funds will no longer apply and FAR Clause 52.232-20, Limitation of Cost will become applicable.]

ARTICLE I.3. ADDITIONAL CONTRACT CLAUSES, is hereby modified to incorporate the following clauses:

(12)	FAR Clause 52.217-7, Option for Increased Quantity - Separately Priced Line Item (March 1989)

“…The Contracting Officer may exercise the option by written notice to the Contractor within [**] days,”

END OF MODIFICATION 6 CONTRACT NO. HHSN266200600019C

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	Page of Pages
	N/A.	1	2

2. AMENDMENT/MODIFICATION NO. Seven (7)	3. EFFECTIVE DATE See Block 16C		4. REQUISITION/PURCHASE REQ. NO. 2166401	5. PROJECT NO. (If applicable) N/A.

6. ISSUED BY	CODE	N/A.	7. ADMINISTERED BY (If other than Item 6)	CODE
National Institutes of Health National Institute of Allergy and Infectious Diseases DEA, Office of Acquisitions Room 3214, MSC 7612 6700-B Rockledge Drive Bethesda, MD 20892-7612			AIDS-RCB
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and ZIP Code) Argos Therapeutics, Inc. VIN #1109171 4233 Technology Drive Durham, NC 27704			(X)	9A. AMENDMENT OF SOLICITATION NO.

			☐	9B. DATED (SEE ITEM 11)

10A. MODIFICATION OF CONTRACT/ORDER NO.
			☒	HHSN266200600019C
10B. DATED (SEE ITEM 13)
CODE		FACILITY CODE		September 30, 2006
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers                     ☐ is extended.         ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning one (1) copy of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment your desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
SOC: 25.55 CAN: 11-8470035 Amount: $1,985,104
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☐	A.	THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify Authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

	B.	THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
☒	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 1.602-1; FAR 17.202; FAR 43.102
	D.	OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 2 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

    PURPOSE: To modify Article B.2. of the contract to include funding for a direct rate adjustment and correct an error in fee line.

	Total Funds Currently Obligated			Total Estimated Cost
	Cost	Fee	Total	Cost	Fee	Total
Prior to this Mod	$26,482,126	$1,395,099	$27,877,225	$26,482,126	$1,395,099	$27,877,225
This Mod #	$1,985,104	$0	$1,985,104	$1,985,104	$0	$1,985,104

Revised Total	$28,467,230	$1,395,099	$29,862,329	$28,467,230	$1,395,099	$29,862,329

  COMPLETION DATE: May 31, 2013

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Jeffrey Abbey, President & CEO		Michelle L. Scala Contracting Officer, OA, DEA, NIAID, NIH
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
By /s/ Jeffrey Abbey (Signature of person authorized to sign)	6/29/11	By (Signature of Contracting Officer)
NSN 7540-01-152-8070 PREVIOUS EDITION UNUSABLE	30-105 Computer Generated	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.24

Contract No. HHSN266200600019C Modification No.: 7	SPECIAL PROVISIONS	PAGE 2 OF 2

BEGINNING WITH THE EFFECTIVE DATE OF THIS MODIFICATION, THE GOVERNMENT AND THE CONTRACTOR MUTUALLY AGREES AS FOLLOWS:

ARTICLE B.2. ESTIMATED COST – OPTION, paragraph a., c. and d. are hereby modified as follows:

ARTICLE B.2. ESTIMATED COST – OPTION

a.	The estimated cost of this contract is increased by $1,985,104, from $26,482,126 to $28,467,230.

c.	The total estimated amount of the contract, represented by the sum of the estimated cost, plus the fixed fee is increased by $1,985,104 from $27,877,225 to $29,862,329.

d.	If the Government exercises its options pursuant to the OPTION PROVISION Article in SECTION H of this contract, the Government’s total estimated contract amount, represented by the sum of the estimated cost plus fixed fee, will be increased as follows:

	Period of Performance	Estimated Cost		Fixed Fee		Estimated CPFF
Base	09/30/2006- 05/31/2013	$	[**]	$	[**]	$	[**]
Option 1 – Autologous Vaccine and Clinical Trial	07/01/2010- 05/31/2013	$	[**]	$	[**]	$	[**]

Total Base Period plus Option			$28,467,230		$1,395,099		$29,862.329

END OF MODIFICATION 7 CONTRACT NO. HHSN266200600019C

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES
		1	3

2. AMENDMENT/MODIFICATION NO. Eight (8)	3. EFFECTIVE DATE 09/30/2011	4. REQUISITION/PURCHASE REQ. NO. 2285024	5. PROJECT NO. (If applicable) N/A

6. ISSUED BY	CODE	7. ADMINISTERED BY (If other than Item 6)	CODE	N/A
Office of Acquisitions, DEA National Institute of Allergy and Infectious Diseases National Institutes of Health, DHHS Room 3214, MSC 7612 6700-B Rockledge Drive Bethesda, MD 20892-7612		AIDS-RCB
8. NAME AND ADDRESS OF CONTRACTOR (No. Street, county, State and ZIP: Code) Argos Therapeutics, Inc. VIN# 1109171 4233 Technology Drive Durham, NC 27704		(☐ )	9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)

		x	10A. MODIFICATION OF CONTRACT/ORDER NO.
HHSN266200600019C
10B. DATED (SEE ITEM 13)
CODE	FACILITY CODE		September 30, 2006
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers                    ☐ is extended,         ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning one (1) copy of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATA SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and data specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
SOC: 25.55 CAN: 11-8470035 Amount: $4,042,726
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(C)	A.	THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A. FAR 52,243-2 Changes – Cost Reimbursement, Alternate V
X
	B.	THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
	D.	OTHER Specify type of modification and authority)
Public Law (P.L.) 111-8 and P.L. 110-85
E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 2 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

    PURPOSE: To provide supplemental funds to cover the cost of a change order.

	Total Funds Currently Obligated			Total Estimated Cost
	Cost	Fee	Total	Cost	Fee	Total
Prior to this Mod	$28,467,230	$1,395,099	$29,862,329	$28,467,230	$1,395,099	$29,862,329
This Mod #	$4,042,726	$0	$4,042,726	$4,042,726	$0	$4,042,726

Revised Total	$32,509,956	$1,395,099	$33,905,055	$32,509,956	$1,395,099	$33,905,055

  COMPLETION DATE: May 31, 2013

Except at provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Jeff Abbey President & CEO		Michelle L. Scala Contracting Officer, OA, DEA, NIAID, NIH,
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
/s/ Jeff Abbey (Signature of person authorized to sign)	9/26/11	BY /s/ Michelle L. Scala (Signature of Contracting Officer)	9/26/11
NSN 7540-01 152-8070 PREVIOUS EDITION UNUSABLE	30-105 Computer Generated	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

BEGINNING WITH THE EFFECTIVE DATE OF THIS MODIFICATION, THE GOVERNMENT AND THE CONTRACTOR MUTUALLY AGREE AS FOLLOWS:

The Government is requesting that the Contractor perform increased activities which are within scope. The costs of these activities are at a level that would make them difficult to cover under the costs provided for Option 1 of the contract. The activities are included below:

Argos Therapeutics, Inc. will add 12 additional subjects to the current phase IIB clinical study of the experimental autologous therapeutic DC based vaccine approach. This additional work is within the scope of the contract and the addition of these subjects will not exceed the total number of subjects originally proposed in the statement of work.

In accordance with FAR 52.243-2, Changes-Cost Reimbursement, Alternate V, the above change is hereby made and in effect immediately. While there is no change in the scope of work, the tasks described above will increase contract activity beyond what was originally anticipated. Pursuant to FAR 52,243-2, the Government and Contractor have negotiated increased costs for the changes noted above. This modification provides supplemental funds to cover costs of this change order. Therefore, no further editable adjustment will be accepted.

ARTICLE B.2. ESTIMATED COST - OPTION, paragraph a., c., and d. are hereby modified as follows:

a.	The estimated cost of this contract is increased by $4,042,726, from $28,467,230 to $32,509,956.

c.	The total estimated amount of the contract, represented by the sum of the estimated cost plus the fixed fee is increased by $4,042,726, from $29,862,329 to $33,905,055.

d.	If the Government exercises its options pursuant to the OPTION PROVISION Article in SECTION H of this contract, the Government’s total estimated contract amount, represented by the sum of the estimated cost plus fixed fee, will be increased as follows:

	Period of Performance	Estimated Cost		Fixed Fee		Estimated CPFF
Base	09/30/2006- 05/31/2013	$	[**]	$	[**]	$	[**]
Option 1 – Autologous Vaccine and Clinical Trial	07/01/2010- 05/31/2013	$	[**]	$	[**]	$	[**]

Total Base Period plus Option			$32,509,956		$1,395,099		$33,905,055

ARTICLE B.4. ADVANCE UNDERSTANDINGS, is revised as follows:

Paragraph b, Subcontract Modifications, subparagraph 2, is revised to reflect the increased “Not to Exceed” amounts for the subcontracts with [**], as follows:

Subcontractors	Base Period	Option 1	Total Cost Not to Exceed
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]

Paragraph c, Consultants, is hereby modified to add paragraph (3), and shall read as follows:

(3)	Consultant fees to be paid to [**] Medical Services are authorized as indicated below:

Option	Period of Performance	Total Cost, Excluding Travel, Not to Exceed
Base	09/30/2006-05/31/2013	$	[**]
Option 1	07/01/2010-05/31/2013	$	[**]

Total Base Plus Option		$	[**]

END OF MODIFICATION 8 CONTRACT NO. HHSN266200600019C